UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BITNILE METAVERSE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

BitNile Metaverse, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS

Virtual Meeting Only – No Physical Meeting Location

TO BE HELD ON OCTOBER 16, 2023

We cordially invite you to attend the Special Meeting of Shareholders of BitNile Metaverse, Inc. (the “Company”). In the interest of providing our shareholders with greater access and flexibility to attend the Special Meeting of Shareholders (the “Meeting”) of the Company, NOTICE IS HEREBY GIVEN that the location, date and time of the Meeting will be held in a virtual meeting format only on October 16, 2023 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/MW2VPT7. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

•	To approve, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “ Series A Proposal”);

•	To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

•	To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement dated August 24, 2023 (the “ELOC Proposal”);

•	To approve the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024 (the “Reincorporation Proposal”);

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on September 15, 2023 as the date for a determination of the shareholders of record entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it in the postage paid envelope provided.

San Antonio, Texas	BY ORDER OF THE BOARD OF DIRECTORS,
September 13, 2023
/s/ Randy S. May
Randy S. May
Chairman of the Board of Directors and Chief Executive Officer

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	9
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	9
Procedure for Implementing the Reverse Stock Split	10
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	10
Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)	11
Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	11
Holders of Certificated Shares of Common Stock	11
Fractional Shares	12
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	12
Accounting Matters	12
Certain Federal Income Tax Consequences of the Reverse Stock Split	12
U.S. Holders	13
No Appraisal Rights	13
Required Vote and Board Recommendation	13
PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 3,333,333 TO 500,000,000	14
Overview	14
Outstanding Shares and Purpose of the Amendment	14
Purpose of the Authorized Share Increase	14
Compensation Programs	15
Effect of Proposal on Current Shareholders	15
Required Vote and Board Recommendation	15
PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK	16
Explanatory Note	16
Overview of Amendment and Related Matters	16
Overview of Series A	19
Series A Overview	20
Nasdaq Listing Rules 5635 and 5640	21
Consequences if Shareholder Approval Is Not Obtained	21
Description of Proposal	22
Anticipated and Potential Effects of this Proposal	22
Required Vote and Board Recommendation	22
PROPOSAL NO. 4: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED APRIL 27, 2023	23
Terms of the Transaction	23
Description of the Senior Secured Convertible Notes	23
Description of the Warrants	23
Why the Company Needs Shareholder Approval	24
Effect of Proposal on Current Shareholders	24
Required Vote and Board Recommendation	24
PROPOSAL NO. 5: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDER AN EQUITY LINE OF CREDIT PURSUANT TO THE PURCHASE AGREEMENT DATED AUGUST 24, 2023	25
Terms of the Transaction	25
Why the Company Needs Shareholder Approval	26
Effect of Proposal on Current Shareholders	26
Required Vote and Board Recommendation	26

PROPOSAL NO. 6: APPROVAL OF THE REINCORPORATION FROM NEVADA TO DELAWARE	27
Overview	27
Reasons for the Reincorporation	27
Mechanics of the Reincorporation	28
Effective Time	29
Effect of Vote for the Reincorporation	29
Changes to the Business of the Company as a Result of the Reincorporation	29
Anti-Takeover Implications	30
Possible Negative Considerations	30
Comparison of the Company Shareholders Rights Before and After the Reincorporation and Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware	31
Interest of the Company’s Directors and Executive Officers in the Reincorporation	44
Accounting Treatment of the Reincorporation	44
Regulatory Approval	44
Differences in Franchise Taxes	44
Certain U.S. Federal Income Tax Consequences	44
Required Vote and Board Recommendation	45
PROPOSAL NO. 7: PROPOSAL TO ADJOURN THE MEETING	46
General	46
Required Vote and Board Recommendation	46
PRINCIPAL SHAREHOLDERS	47
OTHER MATTERS	48
Annex A – Amended and Restated Certificate of Designations of the Series A Convertible Redeemable Preferred Stock	A-1
Annex B – Reincorporation Agreement	B-1
Annex C - Certificate of Incorporation of BNMV-Delaware	C-1
Annex D – Bylaws of BNMV-Delaware	D-1

BitNile Metaverse, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2023

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of BitNile Metaverse, Inc. (the “Company”), for use at the Special Meeting of the Company’s shareholders (the “Meeting”) to be held in virtual format on October 16, 2023 at 12:00 PM Eastern Time. You will not be able to attend the Meeting in person, and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about September 22, 2023.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/MW2VPT7. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Randy May, the Company’s Chief Executive Officer and Jay Puchir, the Company’s Chief Financial Officer, or either one of them who acts, will vote:

●	FOR approval of the amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

●	FOR approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

●	FOR approval, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Proposal”);

●	FOR approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

●	FOR approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement entered into dated June 5, 2023 (the “ELOC Proposal”);

●	FOR approval of the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024 (the “Reincorporation Proposal”); and

●	FOR approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Randy May, the Company’s Chief Executive Officer and Jay Puchir, the Company’s Chief Financial Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

QUESTIONS AND ANSWERS ABOUT THESE PROXY PROPOSALS AND VOTING

Who is entitled to vote at the Meeting?

The Board has fixed the close of business on September 15, 2023 as the record date (the “Record Date”) for a determination of the shareholders entitled to notice of, and to vote at, the Meeting, subject to certain limitations as described below.

Our shareholders previously approved the Series A holder, Ault Lending, LLC, a California limited liability company and wholly owned subsidiary (“Ault Lending”) of Ault Alliance, Inc. (“AAI”) receiving up to 193,906 shares of Common Stock underlying the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) pursuant to the amendment to the Series A Convertible Redeemable Preferred Stock dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Certificate”) at the September 2022 Annual Meeting. Pursuant to an Amended and Restated Certificate of Designation for the Series A Preferred Stock (the “Amended Certificate”) which was filed with the Nevada Secretary of State on May 8, 2023, AAI (through Ault Lending) is entitled to vote the 193,906 previously approved Series A votes less (i) 83,984 shares which were issued to Ault Lending upon conversions and a commitment fee and that were subsequently sold through the date hereof and (ii) 98,095 shares issued for payment of dividends that are currently held by Ault Lending, in aggregate 182,079 shares (collectively, the “Transferred Shares”) for a total of 11,827 votes (the “Series A Voting Power”). Pursuant to the Amended Certificate, AAI is no longer entitled to convert or vote any of its shares of either the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) or the Series C Convertible Preferred Stock (the “Series C Preferred Stock”).

As of the Record Date, the voting power of the Company consisted of a total of 2,371,250 votes comprised of (i) 2,359,423 shares of Common Stock (excluding 11,827 outstanding shares of Common Stock that are included in the Series A Voting Power), and (ii) a total of 11,827 votes constituted by the Series A Voting Power.

By virtue of the foregoing, the Series A Voting Power and the total outstanding voting power of the Company with respect to each proposals before the Meeting applies as reflected in the following table:

Proposal	Series A Voting Power	Total Voting Power
Proposal No. 1: Reverse Stock Split (1)	11,827	2,371,250
Proposal No. 2: Authorized Share Increase (1)	11,827	2,371,250
Proposal No. 3: Series A (2)	0	2,359,423
Proposal No. 4: PIPE (1)	11,827	2,371,250
Proposal No. 5: ELOC (1)	11,827	2,371,250
Proposal No. 6: Reincorporation (1)	11,827	2,371,250
Proposal No. 7 Adjournment (1)	11,827	2,371,250

(1)	For Proposal Nos. 1, 2, 4, 5, 6 and 7, the above voting power table reflects all shares of capital stock entitled to vote, including the Series A Voting Power and the other outstanding shares of Common Stock.

(2)	For Proposal 3, the above voting power table reflects all shares of capital stock entitled to vote other than the Series A Preferred Stock.

Each holder of record of Common Stock as of the Record Date is entitled to one vote for each share held. All shareholders are encouraged to vote at the Meeting, as further described herein.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote?

Proposals		Vote Required	Broker Discretionary Votes Allowed (1)	Effect of Broker Non-votes (1)
1.	Proposal No. 1: Reverse Stock Split	Majority of the votes entitled to be cast	Yes	Vote against
2	Proposal No. 2: Authorized Share Increase	Majority of the votes entitled to be cast	No	Vote against
3	Proposal No. 3: Series A	Majority of the votes cast	No	No effect
4	Proposal No. 4: PIPE	Majority of the votes cast	No	No effect
5	Proposal No. 5: ELOC	Majority of the votes cast	No	No effect
6	Proposal No. 6: Reincorporation	Majority of the votes entitled to be cast	No	Vote against
7	Proposal No. 7 Adjournment	Majority of the votes cast	Yes	No effect

(1)	Proposal Nos. 1, 3, 4, 5 and 6 are considered “non-routine” whereas Proposal Nos. 2 and 7 are considered “routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on for Proposal Nos. 1, 3, 4, 5 or 6. Broker non-votes do not count as a vote “FOR” or “AGAINST” any Proposal since they are not considered votes cast, and accordingly will have no effect on the outcome of Proposal Nos. 3, 4, 5 and 7 but will have the effect of a vote AGAINST Proposal Nos. 1, 2 and 6.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposals to: (i) effectuate the reverse split, (ii) increase the authorized shares of our Common Stock, and (iii) effectuate the Reincorporation are “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposal to adjourn the Meeting is a routine matter that brokers are entitled to vote upon without receiving instructions.

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting. According to our records, you were a shareholder of the Company as of the end of business on September 15, 2023, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about September 22, 2023, to all shareholders of record on the Record Date.

What is included in these materials?

These materials include:

●	the Notice of Meeting of Shareholders;

●	this Proxy Statement for the Meeting;

●	the Proxy Card; and

●	the Annexes.

What is the proxy card?

The proxy card enables you to appoint Randy May, the Company’s Chief Executive Officer, and Jay Puchir, the Company’s Chief Financial Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/BNMV.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/MW2VPT7. To log in to the virtual meeting you will Join as a “Shareholder.” You will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 PM Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent for this Meeting, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on October 15, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Investorrelations@bitnile.net

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are also the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to safely attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered shareholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion to approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Meeting. Our Bylaws provide that the presence, in person or by proxy duly authorized, of the holders of a third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. Broker non-votes and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Meeting.

The shareholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In the absence of a quorum at the Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Meeting may adjourn the Meeting until shareholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Eastern Time on October 16, 2023. Proxies submitted by mail should be received before 5:00 P.M., Eastern Time, on October 15, 2023.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Chief Executive Officer at BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only shareholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

●	“FOR” approval of the amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

●	“FOR” approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement entered into dated June 5, 2023 (the “ELOC Proposal”);

●	“FOR” approval of the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024 (the “Reincorporation Proposal”); and

●	“FOR” approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,000, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, by sending a letter to Randy May, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): 1 (866) 296-5716

Telephone (outside of North America): 1 (781) 575-2137

PROPOSAL 1.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Articles of Incorporation (the “Articles”) to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our shareholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to October 15, 2024 by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split (the “Reverse Stock Split”) in a manner designed to maximize the anticipated benefits for our shareholders.  In determining a ratio, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the Nasdaq Capital Market;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than ten and no more than one hundred shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Articles of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the Nasdaq Capital Market.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

 Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Articles with the Secretary of State of the State of Nevada.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Articles, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on October 15, 2024, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten and a maximum of one hundred shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-10	235,942
1-for-25	94,377
1-for-50	47,188
1-for-75	31,459
1-for-100	23,594

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “BNMV.”

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to Computershare, acting as the exchange agent (the “Exchange Agent”). No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the shareholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a shareholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Board Recommendation

Under Nevada law and our charter documents, the affirmative vote of holders of a majority of the shares of Capital Stock outstanding as of the Record Date is required to approve the Reverse Stock Split.

The Board unanimously recommends that shareholders vote “FOR” the amendment to the Articles to authorize the Reverse Stock Split.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 3,333,333 TO 500,000,000

Overview

The Board has approved, and is asking the Company’s shareholders to approve the Authorized Share Increase, which is an increase in the number of authorized shares of Common Stock 3,333,333 shares to 500,000,000 shares and a corresponding amendment to the Articles to effect the Authorized Share Increase.

Outstanding Shares and Purpose of the Amendment

Under our Articles, we are currently authorized to issue up to 3,333,333 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were 2,359,423 shares of Common Stock issued and outstanding and 10,882 shares of Preferred Stock issued and outstanding, consisting of 882 shares of Series A, 8,637.5 shares of Series B and 1,362.5 shares of Series C. Additionally, as of the Record Date there were 3,035,403 shares of Common Stock underlying other outstanding derivative securities comprised of stock options, warrants and restricted stock units (“RSU’s”). If Proposal No. 3 is approved by the shareholders, after allowing for the issuance of the shares of Common Stock underlying assuming full conversion of the Series A and issuance of shares of Common Stock as dividends, and assuming for such purpose the maximum possible issuances thereunder, we would have only 973,910 shares of Common Stock available prior to effecting the Reverse Split for which we seek authorization in Proposal No. 1. As described below, we have contractual obligations which require us to increase our authorized Common Stock. While we do not plan to issue AAI or the Series C holders any portion of the extra 10,333,333 shares prior to obtaining shareholder approval of that transaction, we have a substantial need not only to issue shares contingent upon approval or Proposal Nos. 3, 4 and 5, but to raise capital to support our new metaverse business which is in a startup phase as well as pay our ongoing costs, including public company costs. For this reason, and to allow for greater flexibility to issue Common Stock including for compensation awards, we are seeking shareholder approval of the Authorized Share Increase.

Purpose of the Authorized Share Increase

Assuming Proposal 3 is approved, we will be required to establish and maintain a reserve of authorized but unissued shares of Common Stock equal to approximately 5,289,915 shares (the “Series A Reserve”) for issuance pursuant to the Series A Certificate. When we effected the Amendment in November 2022, AAI understood we did not meet the Series A Reserve requirement. One principal purpose of the Authorized Share Increase is to comply with this Series A Reserve requirement in the event that Proposal Nos. 3, 4 and 5 are approved. A second principal purpose is to have Common Stock available to permit us to raise capital. We estimate we will need approximately $12 million to support our operations over the next 12 months. We cannot assure you that we will be successful in meeting our working capital needs but any financings will likely be very dilutive to our shareholders.

Excluding the Series B and Series C for which the Company may seek subsequent shareholder approval in the future, the Company needs 23,546,607 shares of authorized Common Stock to meet its existing contractual obligations including those to AAI. Increasing the authorized number of shares of Common Stock to 500,000,000 shares would give the Company sufficient flexibility to undertake to issue Common Stock in the future as needed, including to raise capital.

Given the above outstanding securities and agreements to which the Company is subject, and specifically the need for additional authorized but unissued shares of Common Stock in order to comply with the Series A Reserve, as well as working capital needs, the Board believes it to be in the best interest of the Company to increase the number of shares of Common Stock the Company is authorized to issue in order to enable the Company to comply with its contractual obligations while also giving the Company greater flexibility to offer and sell Common Stock and/or derivative securities in future financing transactions. The Board believes that additional authorized shares of Common Stock will also better position the Company to take timely advantage of market conditions as well as favorable acquisition opportunities that may become available to the Company.

If this Proposal 2 is approved, the authorized but unissued shares of Common Stock will be 497,640,577 shares of Common Stock, which again does not reflect reserve requirements in the event that Proposal Nos. 3 and 4 are approved and with respect to the Series B and the Series C. Specifically, the Series B and the Series C require an additional 200% reserve of the shares of Common Stock underlying those series of Preferred Stock, for a total share reserve requirement of 26,666,666 shares of Common Stock thereunder. This Proposal 2 will not, and is not intended to, establish such a reserve, but is rather focused on the Series A Reserve and requirements under other outstanding derivative securities, as well as enabling greater flexibility for other issuances as described above. Subject to the requirements of such securities and the Nasdaq Listing Rules, the authorized but unissued shares of Common Stock will be issued at the direction of the Board, without shareholder approval unless required by applicable law or Nasdaq Listing Rules.

Any newly authorized shares of Common Stock will have the same rights as the shares of Common Stock now authorized and outstanding. The Authorized Share Increase will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Compensation Programs

We have historically compensated our directors, officers and employees with stock options and/or RSU’s in addition to salaries and other forms of cash compensation. Presently, we are providing our non-employee directors (including AAI’s designee) with RSU’s equal to $12,500 per quarter per such director. If approved by the shareholders, the Authorized Share Increase will enable the Company to continue to compensate its directors through awards under its compensation programs.

Effect of Proposal on Current Shareholders

If this Proposal No. 2 is adopted, up to an additional 497,640,577 authorized shares of Common Stock would be available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

The Board is required to ensure that a sufficient number of authorized shares is available to satisfy the Company’s obligations to issue such shares upon conversion or exercise of outstanding convertible or exercisable instruments. As of this date, several entities have the right to be issued shares of Common Stock. The Board does not presently have any contracts or commitments to issue additional shares of Common Stock, options and/or warrants, other than issuances of equity awards to its employees, officers and directors as well as pursuant to our at-the-market offering, but will have such additional contracts and commitments if Proposal Nos. 3, 4 and 5 are approved.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the anticipated amendment to the Articles should this Proposal No. 2 be approved beyond the shares underlying the instruments, such as convertible notes, warrants and stock options, that are presently outstanding or as described above. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising additional financing, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the anticipated amendment to the Articles should this Proposal No. 2 be approved to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. Although the Board’s approval of the amendment to the Articles was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the anticipated amendment to the Articles should this Proposal No. 2 be approved could facilitate future efforts by us to deter or prevent changes in control of our Company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

The Board has approved an amendment to the Articles to increase the Company’s authorized shares of Common Stock to 500,000,000 because it has determined that this number provides more than adequate flexibility for the Company over the foreseeable future.

Required Vote and Board Recommendation

The amendment to the Articles requires the receipt of the affirmative vote of a majority of the shares of Capital Stock issued and outstanding on the Record Date.

The Board unanimously recommends that shareholders vote “FOR” the approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000.

PROPOSAL NO. 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(B), 5635(D) AND 5640, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES A PREFERRED STOCK ISSUED BY US TO AULT LENDING, A SUBSIDIARY OF AAI, PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED JUNE 8, 2022, AS AMENDED BY THE AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES A PREFERRED STOCK, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Explanatory Note

We have advanced funds to and may advance up to $3,250,000 to White River Energy Corp (“White River”), which we deem a “related party” since our two senior executive officers are officers and in one case a director of White River. The payments are being credited toward a $3,250,000 sum AAI owes White River. Following our spin-offs of two subsidiaries which we have publicly disclosed we intend to effectuate, we may redeem shares of Series A and any sums paid will automatically result in our redeeming a number of shares of Series A based upon the $10,833.33 redemption price per share. The delay in redemption is designed to maximize shares of Common Stock AAI will receive in the two companies we have publicly announced we are spinning off – White River and Wolf Energy Services Inc. In addition, while we delay the redemption, dividends accrue on shares which would otherwise be redeemed.

Overview of Amendment and Related Matters

As stated above, our shareholders previously approved the Series A holder, Ault Lending, LLC, a California limited liability company and wholly owned subsidiary (“Ault Lending”) of Ault Alliance, Inc. (“AAI”) receiving up to 193,906 shares of Common Stock underlying the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) pursuant to the amendment to the Series A Convertible Redeemable Preferred Stock dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Certificate”) at the September 2022 Annual Meeting. Pursuant to an Amended and Restated Certificate of Designation for the Series A Preferred Stock (the “Amended Certificate”) which was filed with the Nevada Secretary of State on May 8, 2023, AAI (through Ault Lending) is entitled to vote the 193,906 previously approved Series A votes less (i) 83,984 shares which were issued to Ault Lending upon conversions and a commitment fee and that were subsequently sold through the date hereof and (ii) 98,095 shares issued for payment of dividends that are currently held by Ault Lending, in aggregate 182,079 shares (collectively, the “Transferred Shares”) for a total of 11,827 votes (the “Series A Voting Power”). Pursuant to the Amended Certificate, AAI is no longer entitled to convert or vote any of its shares of either the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) or the Series C Convertible Preferred Stock (the “Series C Preferred Stock”).

The disclosure that follows is intended to provide an overview of certain events leading up to and following the Amendment and other information that the Company believes is relevant to its shareholders’ consideration in voting on Proposal 3. These descriptions do not purport to be complete and are qualified in their entirety by the Company’s previous filings with the Securities and Exchange Commission (the “SEC”) disclosing such events and the full text of the referenced documents, as applicable, which are in some cases referenced elsewhere in this Proxy Statement and/or filed as exhibits to such previous SEC filings. Our shareholders are encouraged to review those filings and exhibits in evaluating this Proposal No. 3 and other matters being considered at the Meeting. We also attach as Annex A the Amended Certificate.

The June 2022 Private Placement

On June 8, 2022, we entered into a Securities Purchase Agreement (the “SPA”) with Ault Lending pursuant to which we sold Ault Lending 1,200 shares of Series A Preferred Stock, 3,429 shares of Common Stock and a warrant to purchase shares of Common Stock for a total purchase price of $12,000,000 in a private placement transaction which was exempt from registration under the Securities Act of 1933 and the rules promulgated by the SEC thereunder. The warrant, which entitled the holder to receive as many shares of Common Stock as necessary to enable it to beneficially own 49% of the outstanding Common Stock after exercise, was subsequently cancelled. The June 2022 private placement and certain material terms thereof were disclosed in a Current Report on Form 8-K filed by the Company on June 9, 2022, and certain material agreements and related documents entered into by the Company in connection therewith were filed as exhibits to that Form 8-K.

Prior Shareholder Approval of Series A and Warrant

On September 9, 2022, at the 2022 Annual Meeting of the Shareholders, the Company’s shareholders voted, among other things, to approve for purposes of complying with Nasdaq Listing Rule 5635 the issuance of shares of Common Stock underlying the Series A Preferred Stock (before the November 2022 Amendment took effect), as well as the warrant referenced above. As disclosed in the Proxy Statement filed with the SEC and distributed to the Company’s shareholders on or about July 26, 2022 in connection with that meeting, the number of shares of Common Stock which were ultimately approved at that meeting included 193,906 shares of Common Stock issuable upon conversion of the Series A, plus 872,521 shares issuable in connection with the warrant issued to Ault Lending in the June 2022 private placement.

The warrant was subsequently cancelled and given such cancellation and the fact that the Amendment provides for issuance under different circumstances, and further to correspondence with Nasdaq, we are asking the Company’s shareholders to approve the additional shares of Common Stock issuable under the Series A by virtue of the Amendment, as more particularly described below.

Amendments to the Series A Certificate

After the June 2022 private placement, the Company effected three amendments to the Series A later in 2022. The final 2022 Amendment, which was filed with the Nevada Secretary of State on November 28, 2022 and is the subject of this Proposal 3 (the “November Amendment”), had the effect of increasing the number of shares of Common Stock issuable pursuant to the Series A Certificate in three ways: (1) it increased the stated value per share of Series A, which is used as the numerator in the Series A conversion formula, from $10,000 to $10,833.33; (2) it reduced the conversion price of the Series A, which is the denominator in the Series A conversion formula, by tying such conversion price to the volume-weighted average price (“VWAP”) of the Company’s Common Stock and applying a floor price $7.50 per share; and (3) it provided for the payment of dividends at a rate of $1,365 per Series A share per annum (subject to potential increase to $1,950 per Series A share per annum), in shares of Common Stock rather than cash, with the number of shares of Common Stock so payable determined by dividing the dividend rate by the amended conversion price, subject to a floor price $7.50 per share. By virtue of these changes, the maximum total possible number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock became 1,763,305 shares, which reflects 1,569,399 more shares than the 193,906 shares that our shareholders approved. We refer to these extra 1,569,399 shares which may be issued as the “Excess Shares.” The purpose of this Proposal 3 is to obtain approval of the issuance of the Excess Shares in accordance with Nasdaq Listing Rules.

For information on the voting rights of the Series A, see “Voting Rights” beginning at page 21.

Non-Compliance with Nasdaq Listing Rules

On December 27, 2022, the Company received a letter from Nasdaq notifying the Company of its noncompliance with stockholder approval requirements set forth in Listing Rule 5635(d), which as more particularly described below requires stockholder approval for transactions, other than public offerings, involving the issuance of 20% or more of the pre-transaction shares outstanding at less than the Minimum Price (as defined therein).

Additionally, the letter indicates that the Company has violated Nasdaq’s voting rights rule set forth in Listing Rule 5640. Specifically, when we entered into the November Amendment and reduced the conversion price, we failed to make the lower conversion price subject to stockholder approval resulting in a violation of Nasdaq Listing Rule 5640, which provides that existing stockholders’ voting rights cannot be disparately reduced or restricted through any corporate action or issuance. However, we are not seeking stockholder approval of the Nasdaq Listing Rule 5640 violation at the Special Meeting, as such a violation cannot be cured with stockholder approval.

In connection with the letter, the Company was given 45 days from the date of the letter to prepare and submit a plan to regain compliance with the referenced Nasdaq Listing Rules, and then up to 180 calendar days from the date of the letter to evidence compliance. As the letter indicated, if the Company’s plan is either not accepted by Nasdaq or is not adequately executed to regain compliance and remedy the matters set forth in the letter by the prescribed deadline, the Company’s Common Stock will be subject to delisting. While Listing Rule 5640 cannot be remedied by stockholder approval, the Company is seeking approval of this Proposal 1 as part of its plan to comply with Listing Rule 5635 with respect to the Amendment and all Excess Shares potentially issuable thereunder. The Company has responded to this letter with a plan to regain compliance that includes this Proposal 3 and has also responded to the other Nasdaq claims discussed below. The Certificates of Designation of the Series A, Series B and to limiting the voting power under the Series A and Common Stock waive any voting rights under those series of Preferred Stock pending stockholder approval. We are not asking you to approve the voting or conversion of the Series B or Series C at the Special Meeting.

In connection with the BitNile.com share exchange described below, on March 3, 2023 the Company received a letter from Nasdaq indicating that certain of the terms of the Series B Preferred Stock and the Series C Preferred Stock, which subject to various limitations are convertible into a combined total of 13,333,333 shares of the Company’s Common Stock, would constitute a change of control requiring shareholder approval under Nasdaq Listing Rule 5110. Specifically, Listing Rule 5110(a) states that “[a] Company must apply for initial listing in connection with a transaction whereby the Company combines with a non-Nasdaq entity, resulting in a change of control of the Company...” Nasdaq also asked certain questions and requested certain documents and information related to various aspects of the BitNile.com transaction and other matters, including the transaction’s valuation and the process by which it arose, was negotiation and closed.

Further, on June 21, 2023, the Company received a letter (the “Letter”) from Nasdaq notifying the Company that Nasdaq has determined that the Company has violated Nasdaq’s voting rights rule set forth in Listing Rule 5640 (the “Voting Rights Rule”). The alleged violation of the Voting Rights Rule relates to the issuance of (i) 8,637.5 shares of the newly designated Series B Preferred Stock and (ii) 1,362.5 shares of newly designated Series C Preferred Stock (collectively, the “Preferred Stock”) in connection with the acquisition of BitNile.com, Inc. (“BitNile”) as well as the securities of Earnity, Inc. beneficially owned by BitNile (collectively, the “Assets”) pursuant to the Share Exchange Agreement (the “Agreement”) by and among the Company, Ault Alliance, Inc. (“AAI”) and the minority shareholders of BitNile, which was previously disclosed on Current Reports on Form 8-K filed by the Company on February 14, 2023 and March 10, 2023. The Preferred Stock has a collective stated value of $100,000,000 (the “Stated Value”), and votes on an as-converted basis, representing approximately 92.4% of the Company’s outstanding voting power on a fully diluted basis at the time of issuance, assuming shareholder approval for the voting of these shares.

According to the Letter, because the Preferred Stock was not issued for cash, Nasdaq compared the value of the Assets to the Stated Value, and determined that the value of the Assets was less than the Stated Value and that the voting rights attributable to the Preferred Stock has the effect of disparately reducing the voting rights of the Company’s existing shareholders. The Staff looked at the total assets and shareholders’ equity of BitNile as of March 5, 2023, as well as the market capitalization of AAI prior to entering into the Agreement and immediately after closing of the transaction in determining, in Nasdaq’s opinion, the value of the Assets. The Letter did not make any reference to the projections prepared by AAI as to the future potential of the business of BitNile nor to the fairness opinion obtained from an independent party by the Company prior to closing of the transaction, which supported the Stated Value of the Preferred Stock for the total value of the Assets, both of which the Company provided to the Staff prior to receipt of the Letter.

According to the Letter, Nasdaq determined that the voting rights of the Preferred Stock, voting on an as-converted basis, are below the minimum price per share of the Common Stock at the time of the issuance of the Preferred Stock. Additionally, Nasdaq determined that the Series B Preferred Stock provides the holder the right to appoint a majority of the Company’s board of directors when such representation is not justified by the relative contribution of the Series B Preferred Stock pursuant to the Agreement.

Under the Voting Rights Rule, a company cannot create a new class of security that votes at a higher rate than an existing class of securities or take any other action that has the effect of restricting or reducing the voting rights of an existing class of securities. As such, according to the Letter, the issuance of the Preferred Stock violated the Voting Rights Rule because the holders of the Preferred Stock are entitled to vote on an as-converted basis, thus having greater voting rights than holders of common stock, and the Series B Preferred Stock is entitled to a disproportionate representation on the Company’s board of directors.

According to the Letter, the Company has 45 calendar days from the date of the Letter, or until August 7, 2023, to submit a plan to regain compliance (the “Compliance Plan”) with the Voting Rights Rule, and if such plan is accepted by Nasdaq, the Company can receive an extension of up to 180 calendar days from the date of the Letter to evidence compliance. However, if the Company’s plan is not accepted by Nasdaq, the Common Stock will be subject to delisting. The Company would have the right to appeal that decision to a hearings panel. Discussions with Nasdaq are ongoing.

The Letter also provides that the Company’s name will be included on a list of all non-compliant companies which Nasdaq makes available to investors on its website at listingcenter.nasdaq.com, beginning five business days from the date of the Letter. As part of this process, an indicator reflecting the Company’s non-compliance will be broadcast over Nasdaq’s market data dissemination network and will also be made available to third party market data providers.

The Letter has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on The Nasdaq Capital Market, subject to the Company’s compliance with the Letter and other continued listing requirements of The Nasdaq Capital Market.

The Company intends to submit the Compliance Plan to Nasdaq as promptly as practicable and update the public of any developments in this regard, as required by applicable securities laws and regulations as well as Nasdaq’s rules. The Company cannot provide any assurances with respect to Nasdaq’s response to the forthcoming Compliance Plan.

The Company is not seeking approval for the conversion or voting rights of the Series B Preferred Stock or the Series C Preferred Stock at the Meeting, but may seek such approval in the future, assuming Nasdaq accepts the Compliance Plan that the Company will submit to it..

Subsequent Developments

While the developments described in this subsection titled “Subsequent Developments” do not directly relate to Proposal No. 3 or any other matter being considered at the Meeting, the overview that follows in this subsection is being included in this Proxy Statement to provide shareholders with what management believes to be relevant disclosure and information to their decision in voting on Proposal No. 3.

BitNile.com Share Exchange

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 10, 2023, on March 6, 2023, the Company closed the share exchange with AAI, subsequent to which it beneficially owned approximately 86% of BitNile.com and the other shareholders of BitNile.com (which include various AAI officers and directors as well as AAI and/or BitNile.com employees) owned approximately 8% of BitNile.com, and issued such shareholders on a pro-rata basis a total of 10,000 shares of Series B Preferred Stock and Series C Preferred Stock with a total stated value of $100,000,000, in exchange for 100% of the outstanding shares of capital stock of BitNile.com. As a result of the transaction, BitNile.com, Inc. became the Company’s wholly owned subsidiary. Following its acquisition of BitNile.com, the Company’s principal business focus shifted to the development and operation of a metaverse platform. Effective at the closing of this share exchange, the Board fixed the number of directors at five and appointed Henry Nisser, President, General Counsel and a director of AAI, as a director of the Company to fill the vacancy and as President and General Counsel of the Company.

Because of the negative covenants imposed by the Series A Certificate and a related warrant to acquire a number of shares of Common Stock as necessary to beneficially own 49% of the Company post-exercise for nominal consideration as well as the Company’s plan to spin-off its principal subsidiaries, acquisition of some business from or at the suggestion of AAI was always likely beginning with the June 8, 2022 Series A sale since the Company could not borrow money or sell any securities or make acquisitions, among other things, without AAI’s consent. In connection with the BitNile.com acquisition, the Company obtained an opinion from a third party valuation firm that the transaction was fair to the Company.

After completion of the share exchange, the Company changed its name from “Ecoark Holdings, Inc.” to “BitNile Metaverse, Inc.” and changed its ticker symbol from “ZEST” to “BNMV.”

Amendment and Restatement of Series A Certificate

In response to the Nasdaq correspondence described above, on May 8, 2023, the Company filed the Series A Certificate to, among other things, limit the total number of shares issuable thereunder to the 193,906 shares our shareholders approved in September 2022, less the 182,079 Transferred Shares, unless and until the Company receives shareholder approval for such issuance(s) in according with Nasdaq Listing Rules and increased, for purposes of the voting power of the Series A Preferred Stock, the conversion price to $63.00 per share, which was the original conversion rate at the time of issuance of the Series A Preferred Stock. As described elsewhere in this Proxy Statement, this Proposal No. 3 only relates to the Excess Shares (or 1,569,399 shares) underlying the Series A pursuant to the November Amendment. Following the filing of the Amended and Restated Series A Certificate, on May 12, 2023 Nasdaq indicated that the issues with respect to the Series A as described above had been resolved. However, approval of this Proposal No. 3 would be required for the Series A holder to fully convert its Series A, including the Excess Shares, and we are therefore seeking approval of such issuance in this Proposal No. 3.

Overview of Series A

The material terms of the Series A, including the Amended Series A Certificate, are summarized below, which descriptions do not purport to be complete and are summarized in their entirety by the complete text of the Amended Series A Certificate attached as Annex A.

Series A Overview

Conversion Rights

Each share of Series A Preferred Stock has a stated value of $10,833.33 and is convertible into a number of shares of Common Stock (the “Conversion Shares”) determined by dividing the stated value of the shares of Series A Preferred Stock being converted by a conversion price equal to the lesser of (i) $30.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $7.50, subject to certain adjustment provisions. The holder’s conversion of the Series A Preferred Stock is subject to a beneficial ownership limitation of 19.9% of the issued and outstanding Common Stock as of any applicable date, unless and until we obtain shareholder and Nasdaq approval for the conversion of more than that amount in order to comply with Nasdaq Listing Rules, and in addition the conversion and voting rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock by separate agreement are collectively limited to 19.9% of the outstanding Common Stock as of November 28, 2022 unless and until shareholder approval is obtained (collectively, the “Nasdaq Beneficial Ownership Limitation”).

The conversion rights are also limited to the approved amount of 193,906 shares without shareholder approval. This Proposal No. 3 seeks such shareholder approval.

As described above, the Amendment had the result of increasing the stated value from $10,000 to $10,833.33 and reducing the conversion price from $63.00 to as low as $7.50. Therefore, the maximum number of shares of Common Stock issuable upon conversion of the 932 shares of Series A Preferred Stock that were outstanding as of November 28, 2022, and therefore the maximum voting power underlying those shares, increased from 147,937 shares of Common Stock to 1,346,222 shares of Common Stock as a result of the Amendment, not including shares of Common Stock issuable as dividends after that date as described below.

Voting Rights

Subject to the Nasdaq Beneficial Ownership Limitation, the Series A Preferred Stock is entitled to vote with the Common Stock determined based on the voting formula of the number of shares of Series A Preferred Stock multiplied by $10,833.33 with the product then divided by an amount as low as $7.50, subject to limitations including the limitation to the approved amount of up to 193,906 shares without shareholder approval and to applicable law and the Nasdaq Listing Rules, and the Nasdaq Beneficial Ownership Limitation. The Amended and Restated Series A Certificate which effected these changes was designed to alleviate the voting rights violation under Nasdaq Listing Rule 5640, and as a result of the change the voting rights are no longer tied to the conversion provisions of the Series A, as amended by the November 2022 Amendment. As a result, even if this Proposal No. 3 is approved, such approval will not increase the voting rights of the Series A above those which were in place at June 8, 2022 when the transaction was originally entered and the terms of which were previously approved by our shareholders at the September 2022 meeting.

See “Who is entitled to vote at the Meeting?” on page 2 for an overview of the relative voting rights of the Preferred Stock at this Meeting.

Dividend Rights

Effective November 1, 2022, Ault Lending as the holder of shares of the Series A Preferred Stock, is entitled to dividends payable only in Common Stock at an annual rate of 12.6% of the stated value, which as a result of the increase to the stated value resulting from the Amendment is equivalent to $1,365 per year per share, payable monthly until the earlier of (a) November 1, 2024, and (b) the date on which the holder no longer holds any shares of Series A. The number of shares of Common Stock issuable for the payment of dividends is equal to the lesser of (i) $30.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $7.50, subject to certain adjustment provisions. Our obligation to deliver Common Stock is subject to the Nasdaq Beneficial Ownership Limitation referred to in this Proxy Statement. Prior to the Amendment in November 2022, dividends on the Series A were payable in cash rather than Common Stock at a rate of 12.6% of the stated value, or $1,260 at that time, per annum per share.

We paid the November payment to Ault Lending in cash by mistake and as a result are still owed approximately $95,000 by Ault Lending.

Liquidation Rights

The shares of Series A have a liquidation preference over the Common Stock and any subsequent series of junior preferred stock of $10,833.33 per share of Series A, plus accrued but unpaid dividends.

Redemption

At any time beginning on or after June 8, 2024, Ault Lending may cause us to redeem some or all of the shares of Series A it holds at a per share redemption price equal to the stated value or $10,833.33, plus any accumulated and unpaid dividends thereon.

Nasdaq Listing Rules 5635 and 5640

Our Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the Series A Proposal. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which are available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(b)

Nasdaq Listing Rule 5635(b) requires shareholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. Because the Amendment provides for the potential issuance of a total of 1,763,305 shares of Common Stock, representing the shares that were previously issuable under the Series A Preferred Stock plus the Excess Shares on which the shareholders are being asked to vote in this Proposal No. 3, our issuance of Common Stock pursuant to the Series A Certificate as amended by the Amendment could result in a “change of control” for purposes of Nasdaq Listing Rule 5635(b). This number is greater than 50% of the shares of our Common Stock that were outstanding as of the record date, and therefore absent the Nasdaq Beneficial Ownership Limitation, our issuance of the Series A Preferred Stock and subsequent Amendment thereto would constitute a “change of control” because a single entity could acquire a greater ownership position than any of our shareholders prior to the June 2022 private placement in which the Series A Preferred Stock was issued and the November Amendment.

Accordingly, we are seeking shareholder approval pursuant to Nasdaq Listing Rule 5635(b) to permit the issuance of the 1,569,399 Excess Shares, which would be in excess of the 20% maximum under Rule 5635(b), after taking into account other shares of Common Stock issued or issuable to AAI that are below the Nasdaq Beneficial Ownership Limitation contained in the Series A Preferred Stock.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a listed company of Common Stock equal to 20% or more of the Common Stock, or 20% or more of the voting power, that was outstanding before the issuance for less than the lower of the closing price of such Common Stock as of the date of execution of the definitive agreement with respect to such transaction and the average closing price for the five trading days immediately preceding such date. The provisions in the Series A Certificate that prevent the issuance of shares of our Common Stock upon conversion if such issuance will result in such holders beneficially owning in excess of 19.9% of our Common Stock prior to shareholder approval pursuant to the Nasdaq Beneficial Ownership Limitation were designed to avoid an issuance under the Series A that would be in excess of the Nasdaq Beneficial Ownership Limitation, and are therefore required under Nasdaq Listing Rule 5635(d). The 19.9% limitation is based upon the number of shares of Common Stock outstanding as of any given conversion date and excludes Common Stock previously sold.

We are seeking shareholder approval for the issuance of the shares of Common Stock upon conversion and as dividend payments under the Series A Preferred Stock after giving effect to the Amendment pursuant to Nasdaq Listing Rule 5635(d) without regard to the Nasdaq Beneficial Ownership Limitation.

Nasdaq Listing Rule 5640

Nasdaq Listing Rule 5640, referred to herein as the Voting Rights Rule, states that existing shareholders’ voting rights cannot be disparately reduced or restricted through any corporate action or issuance. In its letter to BitNile, Nasdaq stated that “Moreover, because the Convertible Preferred Stock votes on an as-converted basis and is convertible into common stock at a discount, the Amendment also violates Nasdaq’s voting rights rule under Listing Rule 5640.” However, as noted above, we are not seeking stockholder approval of the Nasdaq Listing Rule 5640 violation at the Meeting, as such a violation cannot be cured with shareholder approval.

Consequences if Shareholder Approval is Not Obtained

If we fail to obtain approval for the Series A Proposal, Ault Lending (or any transferee) cannot convert its Series A into Common Stock beyond the previously approved 193,906 shares, less the 182,079 Transferred Shares.

In addition, if we fail to obtain approval for Proposal 1 or otherwise take action to regain compliance with Nasdaq Listing Rule 5635, Nasdaq may take action to delist us. Certain information about the risks of a potential delisting and the actions we may take to prevent it are discussed under Proposal No. 3. In addition, further risks and uncertainties relating to our Nasdaq issues are also separately discussed elsewhere in this Proxy Statement.

Description of Proposal

We are seeking shareholder approval as required by Nasdaq Listing Rule 5635 (as described above) to enable us to issue a number of shares of our Common Stock pursuant to the Series A Certificate as amended by the Amendment that exceeds 20% of our outstanding Common Stock as of any applicable conversion date, reflects the Excess Shares consisting of the following:

●	Up to a maximum of 1,262,173 shares potentially issuable upon conversion of the Series A, in excess of the 193,906 shares reflecting the shares of Common Stock under the Series A that were previously authorized or approved by prior shareholder vote at the special shareholder’s meeting held for such purpose in September 2022; and

●	Up to 307,226 shares of Common Stock payable as dividends, assuming for such purpose all such payments are made at the 18% default dividend rate as required by Nasdaq Listing Rule 5635.

The use of the “majority of votes cast” is being used in accordance with Nasdaq Marketplace Rule 5635(e)(4). We have limited the Preferred Stock votes on this Proposal No. 3 to the Series A Voting Power which was previously approved to ensure such Preferred Stock, the outcome of Proposal No. 3 and any other matters related thereto are approved in accordance with Nasdaq Listing Rules.

Broker non-votes will not affect whether this proposal is approved, nor will abstentions.

Anticipated and Potential Effects of this Proposal

The issuance of the shares of our Common Stock which are the subject of the Series A Proposal will result in an increase in the number of shares our Common Stock that may become outstanding. This will result in a decrease to the respective ownership and voting percentage interests of our other shareholders. Our market value and our future earnings per share, if any, may be reduced.

If the Series A Proposal is approved, it could also result in the subsequent issuance of a total of 1,569,399 Excess Shares over the Nasdaq Beneficial Ownership Limitation in the Series A, and assuming no other issuances of our Common Stock occur, which would be dilutive to our other shareholders and could also adversely affect the market price and trading volatility of our Common Stock.

For your consideration of the Series A Proposal, the above descriptions of the material terms of the Amended and Restated Series A Certificate and certain other material developments that took place following the November 2022 Amendment is set forth in this Proxy Statement to provide you with basic information concerning the Series A and related matters. However, the description above is not a substitute for reviewing the more complete disclosure about the referenced developments, as well as the full text of the referenced documents. With respect to the Series A, this includes the Amended and Restated Series A Certificate included with this Proxy Statement as Annex A.

Required Vote and Board Recommendation

The Series A Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the Series A Proposal. The holder of the Series A Preferred Stock may not vote its shares of Common Stock on this proposal.

The Board unanimously recommends that shareholders vote “FOR” this Proposal No. 3, and thereby permit the issuance of the 1,569,399 shares of Common Stock issuable pursuant to the Amendment. Mr. Nisser abstained from voting as a member of the Board on this matter.

PROPOSAL NO. 4

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED APRIL 27, 2023, IN AN AMOUNT THAT MAY EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Terms of the Transaction

On April 27, 2023, we entered into a Securities Purchase Agreement (“SPA”) with certain accredited investors (the “Investors”), and, pursuant to the SPA, sold to the Investors (i) senior secured convertible notes (the “Notes” and the shares underlying the Notes, the “Conversion Shares”) and (ii) warrants to acquire up to an aggregate amount of 2,100,905 additional shares of the Company’s Common Stock (the “Warrants” and the shares underlying the warrants, the “Warrant Shares”), subject to certain beneficial ownership limitations. The issuance of Conversion Shares and Warrant Shares are subject to adjustment.

The Company may not issue the Conversion Shares and Warrant Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of April 27, 2023 unless the Company first obtains shareholder approval (the “Shareholder Approval”).

Under the SPA, the Company and certain of its shareholders, and the Investors entered into several agreements. The Voting Agreement requires the shareholders to vote their Common Stock in favor of the Shareholder Approval, and the Lockup Agreement prevents certain shareholders from selling any Common Stock until 30 days after the Notes are no longer outstanding.

Furthermore, the Company and the Investors signed a Registration Rights Agreement (the “RRA”). The RRA obligates the Company to file a registration statement to register the Conversion Shares and Warrant Shares within fifteen (15) days after filing its quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2023 (the “Filing Deadline”). The registration statement must become effective within ninety (90) days of the Filing Deadline.

Description of the Warrants

The Warrants issued pursuant to the SPA entitle the Investors to purchase an aggregate of 2,100,905 Warrant Shares for a period of five years, subject to certain beneficial ownership limitations at an exercise price of $3.273 (the “Exercise Price”). The Exercise Price of each Warrant is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Warrants may be exercised on a cashless basis at any time there is not an effective registration statement registering for resale the Warrant Shares.

Description of the Senior Secured Convertible Notes

The issued Notes, with an original discount, had a principal of $6,875,000, sold for $5,500,000 million. The maturity date of the Notes is April 27, 2024. The Notes do not accrue interest, provided that no event of default under the Notes has occurred. The Notes have standard default events, including payment failures, covenant breaches, or company bankruptcy. The Company may partially or fully prepay the Notes at a 15% premium.

Conversion of the Senior Secured Convertible Notes

The Notes are convertible into Conversion Shares at a price per share based on the lower of two options: (i) $3.273 or (ii) the greater of (A) $0.504 and (B) 85% of the lowest volume weighted average price of the Common Stock during the ten (10) trading days before the conversion date (the “Conversion Price”). However, the Conversion Price can be adjusted in certain events such as issuance of Common Stock at a lower price per share than the then-effective Conversion Price, stock splits, stock dividends, combinations, or similar events. The maximum total possible number of shares of Common Stock issuable upon conversion of the principal amount of the Notes, applying a floor price of $0.504, is 13,640,873 shares

The Investors are subject to an ownership limit that restricts them from converting their shares in a manner that would cause them to beneficially own more than 4.99% (the “Maximum Percentage”) of the outstanding shares of the Company's Common Stock as of April 27, 2023. Any conversion of the Notes that exceeds the Maximum Percentage will not be permitted and will be treated as null and void.

Additional information regarding the Securities

A more detailed description of the Notes, the SPA, the Warrants, the Conversion Shares, Warrant Shares and related transaction documents can be found in the Company’s Current Report on Form 8-K as filed with the SEC on April 27, 2023.

Why the Company Needs Shareholder Approval

Our Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to this Proposal No. 4. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which is available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a listed company of Common Stock equal to 20% or more of the Common Stock, or 20% or more of the voting power, that was outstanding before the issuance for less than the lower of the closing price of such Common Stock as of the date of execution of the definitive agreement with respect to such transaction and the average closing price for the five trading days immediately preceding such date. The provisions in the Note and Warrant that prevent the issuance of shares of our Common Stock upon conversion if such issuance will result in such holders beneficially owning in excess of 19.99% of our Common Stock prior to shareholder approval pursuant to the Nasdaq Beneficial Ownership Limitation were designed to avoid an issuance under the SPA that would be in excess of the Nasdaq Beneficial Ownership Limitation, and are therefore required under Nasdaq Listing Rule 5635(d). The 19.9% limitation is based upon the number of shares of Common Stock outstanding as of any given conversion date and excludes Common Stock previously sold.

We are seeking shareholder approval for the issuance of the shares of Common Stock upon conversion pursuant to Nasdaq Listing Rule 5635(d) without regard to the Nasdaq Beneficial Ownership Limitation.

 Effect of Proposal on Current Shareholders

If Proposal No. 4 is adopted, at least 2,100,905 Warrant Shares would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 47.1% of our total outstanding shares (giving effect to such issuance). In addition to these Warrant Shares, the Company may issue additional shares of Common Stock upon conversion of Notes, subject to the Maximum Percentage cap. The exact number of shares that may be issued upon such conversion is uncertain, as it will depend on various factors such as the conversion price and the number of securities that are ultimately converted. The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon exercise of these warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Investors may ultimately exercise and sell the full amount issuable on exercise. This means that our current shareholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Required Vote and Board Recommendation

The approval of the PIPE Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the PIPE Proposal.

The Board unanimously recommends that shareholders vote “FOR” the PIPE Proposal.

PROPOSAL NO. 5

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDER AN EQUITY LINE OF CREDIT PURSUANT TO THE PURCHASE AGREEMENT DATED JUNE 5, 2023

Terms of the Transaction

On August 24, 2023, we entered into a purchase agreement (the “ELOC Purchase Agreement”) with Arena Business Solutions Global SPC II Ltd. (“Arena”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Arena to purchase up to an aggregate of $100,000,000 of shares of our Common Stock over the 36-month term of the ELOC Purchase Agreement. Under the ELOC Purchase Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the ELOC Purchase Agreement), we have the right to present Arena with an advance notice (each, an “Advance Notice”) directing Arena to purchase any amount up to the Maximum Advance Amount (as described below).

The Maximum Advance Amount shall be calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to forty percent of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of the Common Stock on the ten trading days immediately preceding an Advance Notice, or (ii) $20,000,000, and (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to thirty percent of the average of the Daily Value Traded of Common Shares on the ten (10) Trading Days immediately preceding an Advance Notice, or (ii) $15,000,000.

The number of shares that we can issue to Arena from time to time under the ELOC Purchase Agreement shall be subject to the Ownership Limitation (as defined in the ELOC Purchase Agreement). In addition, Arena will not be required to buy any shares of our common stock pursuant to an Advance Notice on any trading day on which the closing trade price of our common stock is below $0.952. We will control the timing and amount of sales of our common stock to Arena. Arena has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the ELOC Purchase Agreement. The ELOC Purchase Agreement provides that we will not be required or permitted to issue, and Arena will not be required to purchase, any shares under the ELOC Purchase Agreement if such issuance would violate Nasdaq rules, and we may, in our sole discretion, determine whether to obtain shareholder approval to issue shares in excess of 19.99% of our outstanding shares of Common Stock if such issuance would require shareholder approval under Nasdaq rules. Arena has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging our common stock during any time prior to the termination of the ELOC Purchase Agreement.

Pursuant to the ELOC Purchase Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission a Registration Statement for the resale by Arena of Registrable Securities (as defined in the ELOC Purchase Agreement) upon the later of (i) within fifteen calendar days after the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 (or as such other date as provided in the Agreement), (ii) such time as the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company exceeds $5,000,000 or (iii) such later date determined by the parties in writing, but in the case of clauses (i) and (ii) not later than September 30, 2023.

In consideration for Arena’s execution the ELOC Purchase Agreement, the Company is required to issue to Arena, as a commitment fee, a number of Common Stock having an aggregate dollar value equal to $4,000,000 (“Commitment Fee Shares”). Within one business day of the effectiveness of the Registration Statement, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to Arena that number of Common Stock having an aggregate dollar value equal to $1,000,000 based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the Common Stock during the ten trading days immediately preceding the effectiveness of the Registration Statement (the “Initial Issuance”). The Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to Arena that number of shares of Common Stock having an aggregate dollar value equal $3,000,000 based on the per share price of the Common Stock as follows: (i) $1,000,000 worth of the Commitment Fee Shares on the three month anniversary of the Initial Issuance based on the per common stock price which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the three month anniversary, (ii) $1,000,000 worth of the Commitment Fee Shares on the six month anniversary of the Initial Issuance based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the six month anniversary and (iii) $1,000,000 worth of the Commitment Fee Shares on the nine month anniversary of the Initial Issuance based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the nine month anniversary.

The ELOC Purchase Agreement may also be terminated by us at any time after commencement, at our discretion; provided, however, upon early termination we are required to issue the outstanding Commitment Fee Shares to Arena. Further, the ELOC Purchase Agreement will automatically terminate on the date that we sell, and Arena purchases, the full $100,000,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the ELOC Purchase Agreement.

Why the Company Needs Shareholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires us to obtain shareholder approval for a transaction, other than a public offering, involving an issuance of 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance (the “Exchange Cap”) at a price less than the minimum price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)). We had 1,905,268 shares of Common Stock outstanding immediately prior to the transactions described above, 20% of which is 381,054 shares.

Our Board has determined that our ability to issue the shares in connection with the transactions described above in excess of the Exchange Cap is in the best interests of the Company and its shareholders because our ability to issue and sell shares to Arena provides us with a reliable source of capital for working capital and general corporate purposes. If shareholders do not approve this proposal, our issuance of shares of Common Stock under the ELOC Purchase Agreement will remain subject to limitation under the Exchange Cap, and we will not be able to sell the full $100,000,000 available under the ELOC Purchase Agreement. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were to be unsuccessful in raising additional capital, we would be required to curtail our current business plans and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Effect on of Proposal on Current Shareholders

If shareholders approve this Proposal No. 5, we will be able to issue shares under the ELOC Purchase Agreement without regard to the Exchange Cap. The issuance of such shares may result in significant dilution to our shareholders and afford our shareholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Because the number of shares that may be issued to Arena pursuant to the ELOC Purchase Agreement is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot presently be determined. Additionally, the issuance and subsequent resale of shares sold under the ELOC Purchase Agreement may cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The approval of the ELOC Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the ELOC Proposal.

The Board unanimously recommends that shareholders vote “FOR” the ELOC Proposal.

PROPOSAL NO. 6

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM NEVADA TO DELAWARE

Overview

We are seeking shareholder approval to grant the Board discretionary authority to change the Company’s state of incorporation from Nevada to Delaware (the “Reincorporation”). If our shareholders approve this proposal, the Board will have the sole discretion, until the 2024 Annual Meeting of Shareholders, to effectuate the Reincorporation. The Board has unanimously approved effectuating the Reincorporation, subject to approval by our shareholders and approvals that the Board determines are in the best interests of the Company to obtain and other factors that the Board may consider. If authorized by the Board, the Reincorporation will be effectuated pursuant to the terms of an agreement and plan of merger (the “Reincorporation Agreement”) to be entered into by the Company providing for us to merge with and into a newly formed, wholly owned subsidiary of the Company incorporated in the State of Delaware (“BNMV-Delaware”). The name of the Company after the Reincorporation will remain “BitNile Metaverse, Inc.” Even if our shareholders approve this proposal, the Board reserves the right not to effect the Reincorporation if the Board does not deem it to be in the best interests of the Company’s shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company’s shareholders. If this proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reincorporation. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of Nevada is referred to as “BNMV-Nevada” and the Company after it is reincorporated under the laws of Delaware is referred to as “BNMV-Delaware” or as “we” or “us.”

Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting on this Reincorporation proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Reincorporation Agreement, a draft copy of which is attached as Annex B, the Certificate of Incorporation of BNMV-Delaware to be effective immediately following the Reincorporation (the “Delaware Certificate”), in substantially the form attached hereto as Annex C, and the Bylaws of BNMV-Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Annex D. Copies of the Articles of Incorporation of BNMV-Nevada filed in Nevada, as amended to date (the “Nevada Articles”), and the Bylaws of BNMV-Nevada, as amended to date (the “Nevada Bylaws”), are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215.

Reasons for the Reincorporation

Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation, should the Board choose to effect it, would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own. The principal factors the Board considered in deciding to pursue and recommending that our shareholder approve the proposed Reincorporation are summarized below:

•	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;
•	access to specialized courts;
•	enhanced ability of Delaware corporations to attract and retain directors and officers; and
•	more certainty with respect to indemnification and limitation of liability for directors.

Predictability, Flexibility and Responsiveness of Delaware Law. Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, we believe that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under Nevada law.

Access to Specialized Courts. Delaware offers a system of specialized Chancery Courts to adjudicate cases involving corporate law issues. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and have streamlined procedures and processes that help provide relatively quick decisions. In contrast, Nevada does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of Nevada corporate law are either heard by the Nevada district court, the general trial court in Nevada that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation would enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under Nevada law. The Board believes that the Reincorporation would provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. Please note that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both Nevada and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions. The increasing frequency of claims and litigations directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of the Company and its shareholders. We believe that, in general, Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Nevada law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Proposal may therefore not be aligned with the interests of the shareholders.

Mechanics of the Reincorporation

If the Proposal is approved by our shareholders, the Board, in its sole discretion, will determine whether the Reincorporation remains in the best interests of the Company and its shareholders. Should the Board choose to exercise this discretion and effect the Reincorporation, the Reincorporation will be effectuated by the Reincorporation will be effectuated by the merger of BNMV-Nevada with and into BNMV-Delaware, a to be formed wholly owned subsidiary of the Company that will be incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation The existing holders of our Common Stock will own all of the outstanding shares of BNMV-Delaware Common Stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation (but see “Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware – Classes of Common Stock” below). Assuming approval of the Reincorporation proposal at the Meeting and a decision by our Board to consummate with the Reincorporation, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter.

In the Reincorporation, all outstanding equity awards, including stock options to purchase BNMV-Nevada Common Stock and restricted stock units representing the right to receive BNMV-Nevada Common Stock upon vesting, that are outstanding under BNMV-Nevada’s equity incentive plans, including employee benefit and incentive compensation plans immediately prior to the Reincorporation (the “Equity Plans”), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by BNMV-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of BNMV-Delaware on the basis of one share of BNMV-Delaware Common Stock for each one share of BNMV-Nevada Common Stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the BNMV-Nevada option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards will not change. In particular, the Reincorporation will not be treated as a “Change in Control” under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in that event will not apply.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Reincorporation Agreement filed with the Secretary of State of Nevada and the Delaware certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State (the “Effective Time”). Upon the Effective Time, we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the Nevada Articles and the Nevada Bylaws, they also include certain provisions that are different from the provisions contained in the Nevada Articles and the Nevada Bylaws or under the Nevada Revised Statutes (the “NRS”), as described in more detail below.

If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Reincorporation Agreement and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to BNMV-Nevada’s existing Articles of Incorporation and Bylaws.

Changes to the Business of the Company as a Result of the Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the corporate domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Shareholders Rights Before and After the Reincorporation.”  The Reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in location of our current officers or employees. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 303 Pearl Parkway Suite 200, San Antonio, TX 78215. The consolidated financial condition and results of operations of BNMV-Delaware immediately after consummation of the Reincorporation will be the same as those of BNMV-Nevada immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of BNMV-Delaware will be comprised of the persons who are presently members of the Board and will continue to serve until the next annual shareholders’ meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Reincorporation, BNMV-Delaware will be the successor in interest to BNMV-Nevada, and the shareholders will become stockholders of BNMV-Delaware, owning the same number of shares of its Common Stock as they owned of BNMV-Nevada’s Common Stock.

All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Equity Plans, will be continued by BNMV-Delaware, and, as described above, each outstanding option to purchase shares of BNMV-Nevada’s Common Stock and each outstanding restricted stock unit representing the right to receive one share of BNMV-Nevada Common Stock upon vesting will be converted into an option to purchase the same number of shares of BNMV-Delaware’s Common Stock or a restricted stock unit relating to the same number of shares of BNMV-Delaware’s Common Stock on the same terms, at the same price, and subject to the same conditions. The registration statements of BNMV-Nevada on file with the SEC immediately prior to the Reincorporation will be assumed by BNMV-Delaware, and the shares of BNMV-Delaware will continue to be listed on Nasdaq Capital Market.

IN THE EVENT OF A REINCORPORATION, BNMV-NEVADA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF BNMV-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD BNMV-NEVADA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR BNMV-NEVADA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions in the DGCL that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. The Reincorporation was not proposed to prevent such a change in control; nor is it a response to any specific attempt to acquire control known to our Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of the Company being subject to Delaware law instead of Nevada law. For example, Section 203 of the DGCL generally prohibits certain “business combinations” (including mergers, sales and leases of assets, issuances of securities and similar transactions) with “interested stockholders” (generally a person who beneficially owns 15% or more of a corporation’s voting stock) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the outstanding voting stock of the corporation approves the transaction, excluding shares held by the interested stockholder.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits; or (d) be predicated on confidential and/or proprietary information that is not generally known by our shareholders, thereby creating a disparity of information that could negatively prejudice our shareholders. By contrast, in a transaction in which an acquirer must negotiate with our Company, our Board would evaluate our Company’s assets and business prospects to attempt to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

Although our Board believes the advantages of the Reincorporation outweigh the disadvantages, our Board has carefully considered and will continue to carefully consider the detriments of the Reincorporation proposal. These include the possibility that future takeover attempts that are not approved by our Board, but which a majority of our shareholders may nonetheless deem to be in its best interests, may be discouraged. In addition, to the extent that the provisions of the DGCL would better enable the board of directors of BNMV-Delaware to resist a takeover or a change in control, it could become more difficult to remove existing directors and management.

Possible Negative Considerations

The minimum annual franchise taxes payable by us in Delaware will be greater than in Nevada, which does not have franchise taxes.

It should also be noted that the interests of the Board and management in voting on the Reincorporation proposal may not be the same as those of shareholders since some substantive provisions of Nevada and Delaware law apply only to directors and officers. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board and management under Delaware and Nevada law, see “Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware” below.

The members of the Board have considered the potential disadvantages of the Reincorporation and they have unanimously concluded at this time that the potential benefits of the Reincorporation outweigh the possible disadvantages of the Reincorporation.

Comparison of the Company Shareholders Rights Before and After the Reincorporation and Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware

The following is a comparison of certain key provisions in the Articles of Incorporation and the Bylaws of BNMV-Nevada and comparable provisions in the Certificate of Incorporation and the Bylaws of BNMV-Delaware, as well as certain provisions of Nevada law and Delaware law. These comparisons summarize certain differences that shareholders may deem important, but are not intended to list all differences, and is qualified in its entirety by reference to those documents and to the DGCL and NRS. Shareholders are encouraged to read the Certificate of Incorporation and the Bylaws of BNMV-Delaware and the Articles of Incorporation and the Bylaws of BNMV-Nevada, in their entirety. Copies of the Certificate of Incorporation and the Bylaws of BNMV-Delaware are attached as Annexes C and D, respectively, to this proxy statement, and the Articles of Incorporation and the Bylaws of BNMV-Nevada are filed publicly as exhibits to the periodic reports we have previously filed with the SEC.

Provision	BNMV-Nevada	BNMV-Delaware

Authorized Shares	3,333,333 shares of Common Stock, par value $0.001 per share. 5,000,000 shares of Preferred Stock, par value $0.001 per share.	3,333,333 shares of Common Stock, par value $0.001 per share. 5,000,000 shares of Preferred Stock, par value $0.001 per share.

Classes of Common Stock	Only one class of Common Stock.	Only one class of Common Stock.

Vote Required to Approve Merger or Sale of Company

Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation.

Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Control Shares Acquisition Statute	The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.	Delaware does not have a control share acquisition statute. See “Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders” below for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders	The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an “interested stockholder” who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless certain conditions, which are described in more detail above, are satisfied. Delaware corporation may elect not to be governed by Section 203 of the DGCL; however, BNMV-Delaware has not made such an election.

Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder,

(2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or

(3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder,

(2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or

(3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or

Because BNMV-Nevada has not adopted a provision in its articles of incorporation in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving BNMV-Nevada.

Amendments to the Articles of Incorporation or Certificate of Incorporation	To approve any amendment to the articles of incorporation, Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of stockholders following notice thereof, unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Under the DGCL, amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders and, as a general rule, followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of stockholders following notice thereof, unless a greater percentage vote is required by the certificate of incorporation.

However, for votes involving certain public corporations seeking approval to amend their certificate of incorporation to effectuate a reverse stock split or any increases or decreases in their authorized shares (other than in connection with a forward stock split), the affirmative vote of a majority of the votes cast by the stockholders acting as a single class entitled to vote thereon is needed; provided that the affected class of stock continues to meet the listing requirements of the applicable national securities exchange regarding any minimum number of holders after giving effect to such amendment. If any amendment would alter or change the rights of a class of stock without voting rights, the vote of the holders of the majority of all outstanding shares of such class, voting as a separate class, is required for such amendment.

The Delaware Certificate requires a majority of votes cast by the stockholders entitled to vote at a stockholder meeting to effectuate a reverse stock split or affect the number of authorized shares outstanding

Bylaw Amendments

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

BNMV-Nevada’s articles of incorporation do not confer exclusive authority to the board of directors to amend the bylaws. BNMV-Nevada’s bylaws provide that both the board of directors and the stockholders shall have the power to adopt, amend and repeal the bylaws.

Under Delaware law, the stockholders possess the right to amend, alter or repeal the bylaws. In addition, the Delaware Certificate provides the Board the power to amend, alter or repeal the bylaws. The Delaware Bylaws may be amended by the Board or by the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares that are entitled to vote on the amendment.

Shareholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

BNMV-Nevada’s bylaws provide that any action required or permitted to be taken by the stockholders at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Delaware Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and is delivered to the Company.

Ability of Shareholders to Call Special Meetings

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

BNMV-Nevada’s bylaws provide that special meetings of the stockholders may be called the directors or by any officer instructed by the directors to call the meeting.

Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or the bylaws.

The Delaware Bylaws provide that a special meeting of shareholders may be called by the Board or stockholders owning shares representing not less than 20% of the voting power of the stock entitled to vote at such meeting.

Exclusive Forum Selection Provision	BNMV-Nevada’s articles of incorporation and bylaws do not include a forum selection provision.	The Delaware Bylaws contain an exclusive forum selection provision that requires certain legal actions, including stockholder derivative lawsuits, to be brought in courts located in Delaware.

Shareholder Proposal Notice Provisions

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

BNMV-Nevada’s bylaws do not provide provisions requiring advance notice of stockholder proposals.

Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

BNMV -Delaware’s bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such annual meeting is announced later than the ninetieth (90th) day prior to the date of such annual meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

A stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure of the date of such special meeting was first made.

A stockholder providing notice of business or any nomination proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

Additionally, there are specific disclosure requirements which must be set forth in a stockholder’s notice regarding proposal or nominees for directors.

Change in Number of Directors

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

BNMV-Nevada’s bylaws provide that the number of directors shall be at least one. Subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or of the directors. The number of directors is currently fixed at nine.

Under the DGCL, the number of directors will be fixed by or in the manner provided in the bylaws, unless the Delaware Certificate fixes the number of directors.

The Delaware Certificate does not fix the number of directors, but provides that the Board may by resolution fix the number of directors, subject to any minimum and maximum number of directors set forth in the Bylaws.

Classified Board	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	The Delaware Certificate does not provide for a classified board. As a result, BNMV-Delaware’s directors will be elected annually.

Filling Vacancies on the Board

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

BNMV-Nevada’s bylaws provide that any vacancies may be filled by a majority vote of the remaining directors.

The Delaware Bylaws provide that any vacancies on the Board shall, subject to the right of the holders of any series of Preferred Stock and unless the Board otherwise determines, be filled solely by the affirmative vote of a majority of the directors then in office.

Shareholder Voting Provisions

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

BNMV-Nevada’s articles and bylaws do not change these statutory rules.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

BNMV-Delaware’s certificate of incorporation and bylaws will not change these statutory rules.

Adjournment of Stockholder Meetings	Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

BNMV-Nevada’s bylaws provide that a director may be removed only for cause by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.

Under Delaware law, directors may be removed with or without cause by stockholders holding a majority of the voting power of the corporation’s issued and outstanding shares, provided that directors may only be removed for cause if a corporation has either a classified board or cumulative voting. Because the BNMV-Delaware Certificate does not establish a classified board or authorize cumulative voting, directors may be removed with or without cause.

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

BNMV-Nevada’s articles and bylaws do not change this statutory rule.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (i) the director’s interest in the contract or transaction is known to the board or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), (ii) the fact of the common interest is not known to the interested director(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true:

(i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum);

(ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Stockholder Inspection Rights	Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.	Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records. Neither the Delaware Bylaws nor the Delaware Certificate of Incorporation contain any provisions regarding stockholder inspection rights.

Cumulative Voting; Vote Required to Elect Directors; Majority Vote Standard

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

BNMV-Nevada does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.

The Delaware Certificate does not provide for cumulative voting.

Under Delaware law, cumulative voting is not permitted unless a corporation provides for cumulative voting rights in its certificate of incorporation. The default voting standard for the election of directors under Delaware law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different vote required for the election of directors.

Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, or if he acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.	The DGCL generally requires a corporation to indemnify a current or former director or officer against expenses incurred in defending a proceeding related to such person’s service to the corporation to the extent such person has been successful on the merits or otherwise in such proceeding. In addition, Delaware law generally provides that a corporation may indemnify, among others, its present and former directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement of actions, if certain requirements are met including that the individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation; except that no indemnification may be paid for judgments and settlements in actions by or in the right of the corporation.

	The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.	A Delaware corporation generally may not indemnify a person against expenses to the extent the person is adjudged liable to the corporation.

	However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.	The Delaware Bylaws generally provide that BNMV-Delaware will indemnify, to the fullest extent authorized by the DGCL, among others, any person who was or is a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company against all expense, liability and loss (including attorneys’ fees) incurred by such person in connection, therewith, subject to certain exceptions.

BNMV-Nevada’s articles of incorporation provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith.

Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.

BNMV- Delaware’s certificate of incorporation and bylaws will allow for the advancement of expenses; provided that, if required, an advancement of such expenses shall only be made upon an undertaking by the indemnified party to promptly repay any amounts determined to be not indemnifiable.

Limitation on Personal Liability of Directors	The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

BNMV-Delaware’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL.

BNMV-Nevada’s articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS.

BNMV-Delaware’s certificate of incorporation and bylaws will include a provision whereby the Court of Chancery in Delaware shall be the exclusive forum for any of the following: any derivative action on behalf of BNMV-Delaware, any action asserting a claim of breach of fiduciary duty of any of BNMV-Delaware’s directors or officers, any action asserting a claim pursuant to the DGCL, BNMV-Delaware’s certificate of incorporation or BNMV-Delaware’s bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Delaware courts have upheld such forum selection provisions, particularly where the challenging stockholders failed to demonstrate that it would be unreasonable, unjust, or inequitable to enforce such a provision.

Declaration and Payment of Dividends

Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

BNMV-Nevada’s bylaws to not change these statutory rules

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

BNMV-Delaware’s bylaws will not change these statutory rules.

Dissolution

Under Nevada law, holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.

Under the DGCL, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. The DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution, but the Delaware Certificate contains no such supermajority voting requirement.

Appraisal or Dissenters’ Rights	Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things, (i) listed on a national securities exchange; or (ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or (iii) issued by an open-end management investment company registered under the Investment Company Act of 1940, as amended, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.	Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either: (i) listed on a national securities exchange; (ii) included in the national market system by the National Association of Securities Dealers, Inc.; or (iii) held by more than 2,000 stockholders of record, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Only stockholders of record are entitled to dissenters’ rights.

Taxes and Fees	Nevada charges corporations incorporated in Nevada an annual $500 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $75 to a maximum of $35,000.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Interest of the Company’s Directors and Executive Officers in the Reincorporation

The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Corporation with more clarity and certainty in the reduction of their potential personal liability in their fiduciary roles for the Corporation, and to strengthen the ability of directors to resist takeover bids on behalf of shareholders. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of BNMV-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of BNMV-DE.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the Reincorporation Agreement with the Secretary of State of Delaware, and a subsequent notice filing with Nasdaq.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our Common Stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

This discussion is directed solely to holders that hold our Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our Common Stock who are, for U.S. federal income tax purposes:

•	Individuals who are citizens or residents of the United States;

•	Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	Estates the income of which is subject to U.S. federal income taxation regardless of its source;

•	Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, the Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of BNMV-Nevada Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the BNMV-Delaware Common Stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the BNMV-Nevada Common Stock converted therefor and (c) the holding period of the BNMV-Delaware Common Stock held by each holder following the consummation of the Reincorporation will include the period during which such holder held the BNMV-Nevada Common Stock converted therefor.

Required Vote and Board Recommendation

Approval of the proposed change in corporate domicile from Nevada to Delaware requires the receipt of the affirmative vote of the holders of a majority of the Company’s issued and outstanding shares of Common Stock as of the Record Date.

Shareholders are urged to read this proposal carefully, including all of the related Exhibits attached to this Proxy Statement, before voting on Shareholder approval of the Reincorporation. The discussion above is qualified in its entirety by the Delaware Certificate in substantially the form attached hereto as Annex C, and the Delaware Bylaws in substantially the form attached hereto as Annex D.

The Board unanimously recommends a vote “FOR” the approval of the proposed change in corporate domicile from Nevada to Delaware.

PROPOSAL 7.

ADJOURNMENT

General

The Company is asking shareholders to approve, if necessary, an adjournment of the Meeting to solicit additional proxies in favor of Proposal Nos. 1 through 6 (the “Adjournment”). Any Adjournment of the Meeting for the purpose of soliciting additional proxies will allow the shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used. While the Company expects that all other proposals before the Meeting will be approved, it is including this Proposal No. 7 in order to give street name holders sufficient time to vote.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the Adjournment Proposal.

The Board unanimously recommends that shareholders vote “FOR” the Adjournment Proposal.

PRINCIPAL SHAREHOLDERS

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of the Company’s outstanding Common Stock, (ii) each director, (iii) each named executive officer (as such term is defined under the SEC Rules, and (iv) the Company’s current executive officers and directors as a group. Unless otherwise specified in the notes to the below table, the address for each person is: c/o BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)
Named Executive Officers and Directors:
Common Stock,	Randy S. May (2)	19,833	*
Common Stock	Gary Metzger (3)	36,281	*
Common Stock	Steven K. Nelson (4)	4,261	*
Common Stock	Henry Nisser (5)	0	*
Common Stock	Emily L. Pataki (6)	667	*
Common Stock	Jay Puchir (7)	21,264	*
Common Stock	William B. Hoagland (8)	0	*
Common Stock	All directors and all executive officers as a group (7 persons) (9)	82,306	3.0%
5% Shareholders:
Common Stock	Ault Alliance, Inc. (10)	373,554	13.7%

*	Less than 1%.

(1)	Applicable percentages are based on outstanding voting power consisting of 2,359,423 shares of Common Stock and the Preferred Stock Voting Power of 373,554 votes underlying the Series A Preferred Stock that is entitled to vote, after giving effect to Ault Lending’s sale of the Transferred Shares, beneficial ownership limitations and related provisions with respect to the outstanding Series A Preferred Stock that are outstanding as of the Record Date. See “Who is entitled to vote at the Meeting?” on page 2 and “Series A Overview” on page 20 for a description of the Preferred Stock Voting Power. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of convertible notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days, or shares of Common Stock issuable following vesting of RSUs that are not deliverable within 60 days.

(2)	Mr. May is our Chairman of the Board and Chief Executive Officer. Includes 1,667 vested stock options.

(3)	Mr. Metzger is a director. Includes 6,667 shares held by Gary Metzger Irrevocable Trust, 4,023 vested stock options. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(4)	Mr. Nelson is a director. Includes 4,023 vested stock options. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(5)	Mr. Nisser was appointed as President, General Counsel and as a director in connection with the BitNile.com share exchange in March 2023. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(6)	Ms. Pataki is a director. Represents 667 shares held by Theodore R. Pataki & Emily Lederer Pataki JT TEN. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(7)	Mr. Puchir is our Chief Financial Officer. Includes 1,667 vested stock options held by Mr. Puchir, and 18,264 shares of Common Stock and 1,333 vested stock options held by Atikin Investments LLC, an entity managed by Mr. Puchir.

(8)	Mr. Hoagland was the Chief Executive Officer and a director of Agora Digital Holdings, Inc., an 89%-owned subsidiary of the Company, until he resigned from such roles in January 2023. By virtue of his compensation in the fiscal year ended March 31, 2023, Mr. Hoagland is a named executive officer as defined by the SEC’s Rules for that fiscal year.

(9)	This amount represents beneficial ownership by all directors and all current executive officers of the Company including those who are not Named Executive Officers under the SEC’s disclosure rules. Includes additional 18,000 vested stock options not otherwise footnoted.

(10)	The address is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141. Represents the votes to which AAI is entitled by virtue of the Series A Preferred Stock it beneficially owns as of the Record Date. Mr. Ault is the Executive Chairman, and Mr. Nisser is the President of AAI as reported in a Schedule 13D filed on Mach 6, 2023. As disclosed elsewhere in this Proxy Statement, after the filing of that Schedule 13D, the principal holders of Preferred Stock agreed to certain limitations on the conversion and voting rights of the Preferred Stock designed to avoid non-compliance with Nasdaq Listing Rules. Notwithstanding the table, the Preferred Stock Voting Power is limited to 19.9% of outstanding shares of Common Stock as of March 6, 2023.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Meeting and does not intend to present any other matters.

If you do not plan to attend the Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Meeting, at your request, the Company will cancel your previously submitted proxy.

By Order of the Board of Directors,

/s/ Randy May
Randy May
Chairman of the Board and Chief Executive Officer

September 13, 2023

Annex A

BITNILE METAVERSE, INC.

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND LIMITATIONS

OF

SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

May 5, 2023

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”) and Article IV of the Articles of Incorporation (as amended, the “Articles”) of BitNile Metaverse, Inc., formerly known as Ecoark Holdings, Inc. (the “Corporation”):

WHEREAS, Article IV of the Articles authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series;

WHEREAS, on June 8, 2022, the Corporation filed a Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Redeemable Preferred Stock (as subsequently amended on June 23, 2022, July 14, 2022 and November 28, 2022, the “Prior Certificate”) designating 1,200 shares of the Corporation’s Preferred Stock as Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”);

WHEREAS, the Corporation changed its name by the filing of Articles of Merger with the Secretary of State of the State of Nevada on March 15, 2023;

WHEREAS, it is the desire of the Board to approve and adopt this Amended and Restated Certificate of Designations of Rights, Preferences and Limitations of Series A Preferred Stock (this “Certificate”) to replace the Prior Certificate with respect to the designation, rights, preferences and limitations of the shares of the Series A Preferred Stock, including, among other things, by updating the Corporation’s name and correcting two scrivener’s errors in the Prior Certificate; and

WHEREAS, the Board, pursuant to the authority conferred upon it by Article IV of the Articles and in accordance with Section 78.1955 of the NRS, adopted the following resolutions:

RESOLVED, that with respect to the 1,200 shares of Series A Preferred Stock of the Corporation which were previously designated pursuant to the Prior Certificate, the designation and amount of such Series A Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock, together with the qualifications, limitations and restrictions thereof are hereby as set forth in this Certificate, as filed with the Nevada Secretary of State in accordance with the Corporation’s Articles, the Bylaws and the NRS; and be it further

RESOLVED, that the statements contained in the foregoing resolutions with respect to the creation and designation of the said shares and the fixing of the number, limited powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Articles; and be it further

RESOLVED, that the Board does hereby approve the adoption of this Certificate, and does hereby determine that the adoption of the Certificate is in the best interests of the shareholders; and be it further

RESOLVED, that each of the Chief Executive Officer, the President and the Chief Financial Officer of the Corporation are hereby authorized and directed to take all actions necessary to prepare and file the Certificate with the Secretary of State of the State of Nevada as they, in consultation with legal counsel, deem either necessary or appropriate to proceed with any such sale.

Section 1.        Number of Shares and Designation. This series of Preferred Stock shall be designated as the “Series A Convertible Redeemable Preferred Stock,” par value $0.001 per share (the “Series A Preferred Stock”). The Series A Preferred Stock shall be perpetual, subject to the provisions of Sections 6 and 7 hereof, and the authorized number of shares of the Series A Preferred Stock shall be 1,200. The number of shares of Series A Preferred Stock may be increased from time to time subject to the provisions of Section 5 and Section 15 hereof and any such additional shares of Series A Preferred Stock shall form a single series with the Series A Preferred Stock. Each share of Series A Preferred Stock shall have the same designations, rights, preferences, powers, restrictions and limitations as every other share of Series A Preferred Stock.

Section 2.        Certain Definitions. The following words and terms shall have the meanings defined in this Section 2. All capitalized words and terms not defined, have the meaning in the Securities Purchase Agreement:

“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

“Approved Amount” shall have the meaning set forth in Section 6(n) hereof.

“Articles” means the Corporation’s Articles of Incorporation, as amended.

“Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation, or executive order to close.

“Capital Stock” means any and all shares (however designated) of the Corporation’s capital stock.

“Certificate” means this Amended and Restated Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Redeemable Preferred Stock.

“Change of Control Event” shall mean the occurrence of any of the following in one or a series of related transactions:

(i)	one or more acquisitions after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), resulting in a majority or more of the voting rights or equity interests in the Corporation being transferred to such Persons or their Affiliates;

(ii)	a replacement of more than a majority of the members of the Board that is not approved by (i) those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals) and (ii) the Majority Holders;

(iii)	a merger or consolidation of the Corporation or any one or more Subsidiaries owning a majority of the consolidated assets of the Corporation and all Subsidiaries with another entity, or a sale of all or substantially all of the assets of the Corporation and its consolidated Subsidiaries in one or a series of related transactions, unless following such transaction or series of transactions, the Holders of the Corporation’s securities immediately prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets;

(iv)	a recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary that constitutes or results in a transfer of a majority or more of the voting rights or equity interests in the Corporation to any Persons; or

(v)	the execution by the Corporation or its controlling shareholders of an agreement providing for any of the foregoing events.

Provided, however, that no Subsequent Transaction(s), individually or in the aggregate, shall constitute a Change of Control Event.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means (i) the common stock, $0.001 par value, of the Corporation and (ii) any Capital Stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Common Stock Equivalents” means any securities of the Corporation or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(b)(ii) hereof.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Fundamental Transaction” means that (i) the Corporation shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Corporation or any of its Subsidiaries is the surviving corporation) any other Person, or (B) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (C) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (E) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Corporation. Provided, however, that neither (A) the Zest Labs Distribution, nor (B) any Subsequent Transaction(s), individually or in the aggregate, shall be deemed to be a Fundamental Transaction.

“Holder” or “Holders” shall mean each holder of shares of Series A Preferred Stock.

“Issuance Date” means the Closing Date under the Securities Purchase Agreement, as the same may from time to time be amended, pursuant to which the Corporation issued, and the Holder acquired, 1,200 shares of Series A Preferred Stock.

“Junior Stock” shall have the meaning set forth in Section 9 hereof.

“Majority Holders” means any Holder(s) of a majority of the then outstanding shares of Series A Preferred Stock.

“Nasdaq” means The Nasdaq Stock Market, LLC.

“NRS” means the Nevada Revised statutes, as amended.

“Notice of Conversion” shall have the meaning set forth in Section 6(b)(i) hereof.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted on any market operated by the OTC Markets Group, Inc. or any successor or listed on any national securities exchange listed in the definition of Principal Market or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

“Parity Stock” shall have the meaning set forth in Section 9 hereof.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

“Preferred Shareholders” shall have the meaning set forth in Section 6(o) hereof.

“Principal Market” shall mean the national securities exchange on which the Common Stock shall be listed for trading, and shall consist of any one of the NYSE American, the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.

“Principal Market Rules” means the rules and regulations of the Principal Market.

“Properties” means any and all properties and assets (real, personal or mixed, tangible or intangible) owned or used by the Corporation.

“Purchaser” means Ault Lending, LLC, formerly known as Digital Power Lending, LLC, which purchased 1,200 shares of Series A Preferred Stock pursuant to the Securities Purchase Agreement and is the initial Holder of the Series A Preferred Stock thereby.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement by and between the Purchaser and the Corporation dated as of June 8, 2022 pursuant to which Purchaser acquired the 1,200 shares of Series A Preferred Stock.

“Senior Stock” shall have the meaning set forth in Section 9 hereof.

“Share Delivery Date” shall have the meaning set forth in Section 6(b)(ii) hereof.

“Shareholder Approval” means such approval as may be required by the Principal Market Rules (or the applicable rules and regulations of any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Securities Purchase Agreement and this Certificate, including without limitation the issuance of all of the Conversion Shares and other shares of Common Stock hereunder in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date and as of any other applicable date of determination as may be required for such purpose.

“Spin-off” means the spin-off, distribution or dividend of common stock of a Subsidiary, which for purposes of this definition shall be deemed to include White River Energy Corp and Wolf Energy Services Inc.

“Stated Value” means $10,833.33 per share of Series A Preferred Stock.

“Subsequent Transactions” means (A) the Subsequent Transactions as such term is defined in the Securities Purchase Agreement, as modified by the following clauses in this definition, (B) the Spin-offs, (C) the issuance of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock pursuant to the Share Exchange Agreement dated February 8, 2023, as amended, by and among the Corporation and the shareholders of BitNile.com, Inc., and any subsequent conversion thereof, and (D) any other transaction with one or more Affiliates or related parties of the Purchaser.

“Subsidiary” or “Subsidiaries” of any Person means (i) any corporation with respect to which more than 50% of the issued and outstanding voting equity interests of such corporation is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries, or (ii) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

“Successor Entity” means the Person (or, if so elected by the Majority Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Majority Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, NY time) to 4:02 p.m. (New York, NY time)), (b)  if the Common Stock is not then listed on a Principal Market and if prices for the Common Stock are then reported on the OTC Pink Marketplace maintained by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Majority Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

“Zest Labs Distribution” means the distribution of the net litigation proceeds with respect to ongoing litigation of Zest Labs, Inc. as of November 15, 2022 to the Corporation’s shareholders.

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Section 3.        Dividends.

(a)       Dividend Rate. Effective November 1, 2022, Holders of shares of Series A Preferred Stock are entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends, dividends payable only in shares of Common Stock of the Corporation at an annual rate of 12.60% of the Stated Value, which is equivalent to $1,365 per annum per share (the “Dividend Rate”), with the number of shares of Common Stock to be determined by dividing the Dividend Rate by the Conversion Price in effect as of each applicable Dividend Payment Date, during the Fixed Term (as defined below). The Dividend Rate shall accrue from, and including, the Issuance Date to, but not including, November 1, 2024, provided, that no dividends shall be payable after the date that the Holder no longer holds any shares of Series A Preferred Stock (the “Fixed Term”). Provided, however, that no dividend shall be paid if such payment would cause the Holder to exceed the limitations set forth elsewhere in this Certificate, in which case the dividends shall be cumulative to the extent not payable on any applicable Dividend Payment Date pursuant to this sentence and shall not be calculated at the Default Rate. Provided further that in no event will a dividend be paid if and to the extent that the payment of such dividend will cause the issuance or other rights relating to the Common Stock pursuant to this Certificate or otherwise, after giving effect to any conversions of Series A Preferred Stock or other series of Preferred Stock held by the Preferred Shareholders, to exceed the Approved Amount without shareholder as required by Principal Market Rules and Section 6(n) of this Certificate.

(b)       Dividend Payment Date; Dividend Record Date. Dividends on the Series A Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable monthly on the fifth (5th) day following the last day of each calendar month (each such payment date, a “Dividend Payment Date,” and each such monthly period, a “Dividend Period”); provided that if any Dividend Payment Date is not a Business Day, then the dividend that would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day, and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after that Dividend Payment Date to that next succeeding Business Day. Any dividend payable on the Series A Preferred Stock, including dividends payable for any partial Dividend Period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the Corporation’s stock records for the Series A Preferred Stock at the close of business on the applicable record date, which shall be the last day of the calendar month, whether or not a Business Day, in which the applicable Dividend Payment Date falls (each, a “Dividend Record Date”).

(c)       Limiting Documents. No dividends on shares of Series A Preferred Stock shall be authorized by the Board or paid or set apart for payment by the Corporation at any time when the payment thereof would be unlawful under the laws of the State of Nevada or when the terms and provisions of any agreement of the Corporation, including any agreement relating to the Corporation’s indebtedness (the “Limiting Documents”), prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the Limiting Documents or a default under the Limiting Documents, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(d)       Dividend Accrual. Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accrue regardless of whether (i) the Corporation has earnings; (ii) there are funds legally available for the payment of such dividends; or (iii) such dividends are declared by the Board. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to those shares.

(e)       Dividends on Junior Stock or Parity Stock. Unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past Dividend Periods, no dividends (other than in shares of Common Stock, or in shares of any series of Preferred Stock that the Corporation may issue ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment upon shares of any Capital Stock of the Corporation other than the Series A Preferred Stock. This Section 3(e) shall not apply to any Subsequent Transaction or to the Zest Labs Distribution.

(f)       Pro Rata Dividends. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of Preferred Stock ranking on parity that the Corporation may issue as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which shall not include any accrual in respect of unpaid dividends for prior Dividend Periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears.

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(g)       Payment of Accrued and Unpaid Dividends. Holders of Series A Preferred Stock shall not be entitled to any dividend in excess of all accumulated accrued and unpaid dividends on the Series A Preferred Stock as described in this Section 3. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated accrued and unpaid dividend due with respect to such shares which remains payable at the time of such payment. Provided, however, if a Person is a Holder of the Series A Preferred Stock as of the record date for any Spin-off, the Holder shall be entitled to participate in such Spin-off on an as-converted basis.

(h)       Dividend Default. Whenever dividends on any shares of Series A Preferred Stock are in arrears for one or more Dividend Periods, other than pursuant to limitations set forth in this Certificate (including without limitation the Approved Amount, the Principal Market Rules, or otherwise), whether or not consecutive (a “Dividend Default”):

(i)       the Dividend Rate shall be increased to 18% per annum (equivalent to $1,950 per annum per share) (as increased, the “Default Rate”), commencing on the first day after the Dividend Payment Date on which a Dividend Default occurs and for each subsequent Dividend Payment Date thereafter until such time as the Corporation has paid all accumulated accrued and unpaid dividends on the Series A Preferred Stock in full, at which time the rate will revert back to the Dividend Rate of 12.60% of the Stated Value;

(ii)       on the next Dividend Payment Date following the Dividend Payment Date on which a Dividend Default occurs, and continuing until such time as the Corporation has paid all accumulated accrued and unpaid dividends on the Series A Preferred Stock in full, the Corporation shall pay all dividends on the Series A Preferred Stock, including all accumulated accrued and unpaid dividends, on each Dividend Payment Date by issuing to the holders thereof shares Common Stock as set forth in this Section 6 based on the Default Rate rather than the Dividend Rate; and

(iii)       to the extent that the Corporation determines a shelf registration statement to cover resales of Common Stock or Series A Preferred Stock is required in connection with the issuance of, or for resales of, such Common Stock or Series A Preferred Stock issued as payment of a dividend, the Corporation will use its commercially reasonable efforts to file and maintain the effectiveness of such a shelf registration statement until such time as all shares of such stock have been resold thereunder or such shares are eligible for resale pursuant to Rule 144(b)(1) under the Securities Act of 1933, as amended.

Following any Dividend Default that has been cured by the Corporation as provided above in Section 3(h)(i), if the Corporation subsequently fails to pay dividends on the Series A Preferred Stock in full for any Dividend Period, such subsequent failure shall constitute a separate Dividend Default, and the foregoing provisions of this Section 3(h) shall immediately apply until such subsequent Dividend Default is cured as so provided.

Section 4.        Liquidation Preference. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation’s affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of Junior Stock, the Holders shall be entitled to receive out of the Corporation’s assets legally available for distribution to shareholders, liquidating distributions in the amount of the Stated Value, or $10,833.33 per share, plus accrued but unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the Corporation’s remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the Corporation’s available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all Senior Stock and Parity Stock, then after payment of the liquidating distribution on all outstanding Senior Stock, the holders of the Series A Preferred Stock and all other such classes or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. The merger or consolidation of the Corporation into or with another corporation which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an Affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4, except with respect to any Subsequent Transaction or the Zest Labs Distribution, or if the Majority Holders determine otherwise. The amount deemed distributed to the Holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

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Section 5.        Voting Rights.

(a)       Voting Generally. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with the number of votes that each Holder shall be entitled to vote to be determined by multiplying the number of shares of Series A Preferred Stock so held by such Holder by $10,000 and dividing the product by $2.10 (the “Voting Formula”) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration (whether at a meeting of shareholders of the Corporation, by written action of shareholders in lieu of a meeting or otherwise), except as provided by law, provided, however, that the voting rights in this Section 5 are limited by the limitations set forth elsewhere in this Certificate, and shall in all cases be subject to and conditioned upon compliance with the Principal Market Rules, the NRS and the Corporation’s Articles and Bylaws. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all shareholder meetings (or requests for written consent) in accordance with the Corporation's Bylaws. For avoidance of doubt, in order to comply with the Principal Market Rules, in no event shall the Series A Preferred Stock have total voting power exceeding 19.9% of outstanding Common Stock as of November 28, 2022 prior to the Corporation obtaining Shareholder Approval, such that no Holder or group within the meaning of the Exchange Act shall be entitled to vote more than 19.9% of the outstanding Common Stock as of such date prior to such Shareholder Approval, taking into account other securities of the Corporation beneficially owned by such Holder or group. Notwithstanding anything herein to the contrary, in no event shall the voting rights of the Series A Preferred Stock exceed the Approved Amount less any shares of Common Stock issued upon conversion or as a dividend and subsequently transferred by the Holder(s), unless and until Shareholder Approval shall have been obtained.

(b)       Protective Provisions. Without limiting the foregoing, for so long as at least 25% of the shares of Series A Preferred Stock issued to the Holder on the Issuance Date remain outstanding, consent of the Majority Holders of the then-outstanding Series A Preferred shall be required for any action that: (i) alters or changes the rights, preferences or privileges of the Series A Preferred Stock, (ii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or pari passu with the Series A Preferred Stock, (iii) results in the redemption or repurchase of any shares of Common Stock (other than pursuant to agreements with service providers giving the Corporation the right to repurchase shares upon the cessation and/or termination of services), (iv) results in any Fundamental Transaction or any other merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Corporation are sold, (v) amends or waives any provision of the Corporation’s Articles or Bylaws relative to the Series A Preferred Stock, (vi) increases the number of directors who may serve on the Corporation’s Board, (vii) results in the payment or declaration of any dividend on any shares of Common or Preferred Stock, other than any Subsequent Transactions or the Zest Labs Distribution, or (viii) enters into any transaction that contemplates any of the foregoing. Holders shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholder) with respect to which they would be entitled to vote, which notice shall be provided pursuant to the Corporation’s Bylaws and the NRS.

(c)       Election of Directors. For so long as the Holder shall continue to hold at least 25% of the shares of Series A Preferred Stock issued to it on the Issuance Date, the Holder shall be entitled to elect a number of directors to the Corporation’s Board equal to a percentage determined by dividing (i) the number of votes to which the Holder is entitled pursuant to the shares of Series A Preferred Stock it holds, calculated based on the Voting Formula, and subject to the limitations set forth elsewhere in this Certificate, by (ii) total outstanding voting power of the Corporation, in each case rounded down to the nearest whole number (the “Series A Directors”), as determined on each record date for the election of directors, and provided, further, that such number of directors shall not be reduced below one for as long as the Holder shall continue to hold at least 25% of the shares of Series A Preferred Stock issued to it on the Issuance Date. For so long as the Holders shall continue to hold 25% of the shares of Series A Preferred Stock issued on the Issuance Date, any Series A Director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the Holder, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of the Holder. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 5(c), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 5(c). Notwithstanding anything to the contrary, this Section 5(c) and the voting rights provided hereunder shall not apply and shall be of no force and effect if and at any time when the Holder(s) of the Series A Preferred Stock beneficially own, as defined by Section 13(d) under the Exchange Act, less than 5% of the Corporation’s Common Stock.

(d)       Notwithstanding anything to the contrary, if the voting rights provided by this Section 5 would otherwise cause the issuance of the Series A Preferred Stock, when taken together with other securities issued to the Holder(s) or its Affiliates (including other Preferred Shareholders), to be a transaction other than a public offering at below the Minimum Price as that term is defined under Nasdaq Listing Rule 5635 and/or a violation of the voting rights rule set forth in Nasdaq Listing Rule 5640 and the accompanying instructions thereto, then the voting rights granted to the Holder(s) under this Section 5 shall be reduced proportionately as necessary to comply with such Nasdaq Listing Rule(s).

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Section 6.        Conversion of Series A Preferred Stock.

(a)       Optional Conversion. Each share of Series A Preferred Stock shall become convertible, at the option of the Holder, commencing on the Conversion Date, into such number of fully paid and non-assessable shares of Common Stock determined by dividing the Stated Value of the Series A Preferred Stock by the then applicable Conversion Price (as defined below, the “Conversion Price”). The term “Conversion Date” means the first day after the record date for the shareholders meeting approving the issuance of more than 19.9% of outstanding shares of Common Stock issuable pursuant to the Securities Purchase Agreement, which date was July 22, 2022. The Conversion Price shall be subject to adjustment as provided in Section 6(d) below. No conversion shall be permitted to the extent that it violates the Principal Market Rules including the issuance of more than 19.9% of a class of equity security without Shareholder Approval, which for the avoidance of doubt shall take into account the issuance of the Commitment Shares under the Securities Purchase Agreement and any shares held by or issuable to any Affiliate of the Holder, including without limitation any Preferred Shareholder.

For purposes hereof, the term “Conversion Price” shall mean the lesser of (i) $1.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $0.25, subject to adjustment as provided in Section 6(d) below.

(b)       Mechanics of Conversion.

(i)       Before any Holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to Section 6(a) hereof, such Holder shall give written notice to the Corporation at its principal corporate office of the election to convert shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, and the name or names in which the certificate or certificates for shares of Common Stock are to be issued (each, a “Notice of Conversion”). No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Preferred Stock promptly following the Conversion Date at issue.

(ii)       Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. The Corporation shall, as soon as practicable after delivery of the Notice of Conversion, in the case of a conversion pursuant to Section 6(a) hereof, and as soon as practicable after delivery of the certificate(s) evidencing the Series A Preferred Stock, within three (3) Business Days thereafter (the “Share Delivery Date”), issue and deliver or cause to be delivered to such Holder or Holders, or to the nominee or nominees thereof, a certificate or certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which such Holder or Holders shall be entitled as aforesaid. Conversion under this Section 6 shall be deemed to have been made immediately prior to the close of business on the date of delivery of the Notice of Conversion, unless a later date is specified in the Notice of Conversion, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date (such date, the “Conversion Date”). If, in the case of any conversion of the Series A Preferred Stock pursuant to this Section 6, such shares of Common Stock are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such shares of Common Stock, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the shares of Common Stock issued to such Holder pursuant to the rescinded conversion. The Corporation’s obligation to issue and deliver the shares of Common Stock upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such shares of Common Stock. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue shares of Common Stock and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such shares of Common Stock pursuant to this Section 6 by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Series A Preferred Stock being converted, $50 per Business Day (increasing to $100 per Business Day on the third Business Day and increasing to $200 per Business Day on the sixth Business Day after such damages begin to accrue) for each Business Day after the Share Delivery Date until such Shares of Common Stock are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver shares of Common Stock within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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(c)       Fractional Shares; Computation Certificates.

(i)       No fractional shares shall be issued upon conversion of the Series A Preferred Stock into shares of Common Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share for any shares in excess of one-half (1/2) or otherwise rounded down.

(ii)       Upon the occurrence of each adjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each Holder of Series A Preferred Stock a statement, signed by its independent registered public accounting firm, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based. The Corporation shall, upon the written request at any time of any Holder of Series A Preferred Stock, furnish or cause to be furnished to such Holder a like certificate setting forth (A) such adjustment, (B) the Conversion Price for such Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Series A Preferred Stock.

(d)       Adjustments of the Conversion Price. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)       Adjustments for Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination, merger, sale of assets, or the Zest Labs Distribution or any Subsequent Transaction(s) the provided for elsewhere in this Section 6 or this Certificate), provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after the recapitalization to the end that the provisions of this Section 6 (including, without limitation, provisions for adjustments of the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(ii)       Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issuance Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii)       Adjustments for Distribution. In addition to any adjustments pursuant to Section 6(d) hereof, in the event the Corporation shall declare a distribution payable in Common Stock, Common Stock Equivalents or other securities of the Corporation, any Subsidiary or any other Persons, evidences of indebtedness issued by the Corporation, any Subsidiary or other Persons, assets (or rights to acquire assets), or options, rights or other property not referred to in Section 6(e) hereof to the holders of Common Stock, in each case whether by way of return of capital or otherwise (including, without limitation, the Spin-offs and any other distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, but excluding the Zest Labs Distribution) (each, a “Distribution”), then, in each such case for the purpose of this Section 6(d), the Holders shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such Distribution. For the avoidance of doubt, notwithstanding anything in this Certificate to the contrary, the Holder(s) shall only participate in a given Spin-off to which it is entitled based on the record date once, and neither this Section 6(d)(iii) nor any other provision contained in this Certificate, when read with the other provisions of this Certificate, shall be construed in a manner which duplicates the Holder(s) right to participate in any such Spin-off.

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(iv)       Adjustment for Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation or a Change of Control Event, shall be effected while any shares of Series A Preferred Stock are outstanding in such a manner that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, or Change of Control Event, lawful and adequate provision shall be made whereby each Holder who has not received the amounts to be distributed to such holder in accordance with this Certificate shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification or Change of Control Event not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price, Conversion Rate and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of such shares of Series A Preferred Stock. Prior to or simultaneously with the consummation of any such reorganization, reclassification or Change of Control Event, the survivor or successor corporation (if other than the Corporation) resulting from such reorganization, reclassification or Change of Control Event shall assume by written instrument executed and mailed or delivered to each Holder, the obligation to deliver to such Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Certificate to be performed and observed by the Corporation and of all liabilities and obligations of the Corporation hereunder with respect to the Series A Preferred Stock.

(e)       Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than five (5) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any Holder (but in any event not later than five (5) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

(f)        Good Faith Assistance. The Corporation will not, by amendment of its Articles or Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(g)        Notice of Record Taking. In the event of any taking by the Corporation of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h)       Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, 300% of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock (the “Required Reserve Amount”); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to enable the Corporation to satisfy its obligation to have available for issuance upon conversion of the Series A Preferred Stock at least a number of shares of Common Stock equal to the Required Reserve Amount, then, in addition to such other remedies as shall be available to the Holder, the Corporation will immediately take all such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite Shareholder Approval of any necessary amendment to these provisions as soon as possible. For avoidance of doubt, because the Corporation does not have sufficient authorized Common Stock as of the Issuance Date, it will reserve the maximum number of shares of Common Stock that it legally can and seek Shareholder Approval as provided in the Securities Purchase Agreement.

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(i)       Payment of Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes (exclusive of income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series A Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

(j)       Status of Shares. All shares of Common Stock that may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, Liens or charges with respect thereto.

(k)       Notice. Any notice required by the provisions of this Section 6 to be given to the Holders of shares of Series A Preferred Stock shall be deemed given upon hand delivery, one Business Day after the notice is sent by overnight courier or three (3) Business Days after the notice is deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the stock books of the Corporation. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to the terms of this Certificate, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or Distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Common Stock, Common Stock Equivalents, assets or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any matter on which the holders of Common Stock shall have the right to vote.

(l)       Cancellation of Series A Preferred Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 6 or otherwise reacquired by the Corporation, the shares so converted or reacquired shall be canceled and may not be reissued. The Articles of the Corporation may be appropriately amended from time to time to effect the corresponding reduction in the Corporation’s authorized capital stock.

(m)       Conversion Disputes.  In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock in accordance with Section 6(c) above as are not disputed.  If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant Holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant within ten (10) Business Days of receipt of notice of such dispute. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the Holder of the results no later than ten (10) Business Days from the date it receives the disputed calculations.  The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with Section 6(c) above. If the accountant determines the Corporation’s calculations are correct, the Holder shall reimburse the Corporation for the accountant’s expense.

(n) Limitation on Conversions. Notwithstanding anything herein to the contrary, under no circumstances whatsoever may the aggregate number of shares of Common Stock issued to the Holder in connection with the conversion of the shares of Series A Preferred Stock or otherwise pursuant to this Certificate, to any Affiliate of the Holder or to any of the Preferred Shareholders at any time exceed 19.9% of the total number of shares of Common Stock outstanding (the “Conversion Maximum”) as of November 28, 2022 unless the Corporation has obtained Shareholder Approval.

(o) Notwithstanding anything in this Certificate to the contrary, in no event shall the total number of shares of Common Stock issued or issuable for any reason to the Holder(s) of Series A Preferred Stock and to the holders of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock or any of their Affiliates (the “Preferred Shareholders”) exceed 5,817,167 shares of Common Stock, which is the number of shares of Common Stock that the Corporation’s shareholders of record as of July 22, 2022 approved for issuance under the Series A Preferred Stock at a meeting held on September 9, 2022 (the “Approved Amount”), without subsequent Shareholder Approval in accordance with the Principal Market Rules. The Approved Amount includes Common Stock issued upon conversion of Series A Preferred Stock to the date of this Certificate and shares of Common Stock issued or which may be issued as dividends to the Preferred Shareholders. To the extent any issuance(s) would otherwise cause the number of shares so issued or issuable to exceed the Approved Amount, the Corporation shall decline to effect and prevent any such issuance(s). For the avoidance of doubt, (i) this Section 6(o) shall be given effect in all respects in this Certificate and otherwise, including without limitation with respect to the voting rights and related provisions contained in Section 5 of this Certificate, such that the Preferred Shareholders may not vote in excess of the Approved Amount without Shareholder Approval, and (ii) the Preferred Shareholders shall only be entitled to vote on any such subsequent Shareholder Approval up to the Approved Amount, less any shares of Common Stock included in such Approved Amount that were issued to a Preferred Shareholder and subsequently transferred to an unaffiliated third party, with respect to the issuance of shares of Common Stock in connection with the Series A Preferred Stock.

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Section 7.        Redemption.

(a)       Redemption at Option of the Holders. The Holders thereof may deliver written notice to the Corporation (the “Redemption Notice”) requesting that the Corporation redeem, in whole or in part, such Holder’s Series A Preferred Stock at any time commencing 24 months after the Issuance Date. Upon receipt of the Redemption Notice, the Series A Preferred Stock must be redeemed and repurchased by the Corporation for cash at a redemption price of $10,833.33 per share of Series A Preferred Stock, plus any accumulated and unpaid dividends thereon to, but not including, the date of the Redemption Notice (the “Redemption Price”).

(b)       Redemption Procedures.

(i)       After the Corporation’s receipt of the Redemption Notice, it shall promptly notify such requesting holder of Series A Preferred Stock that all or a portion of the Series A Preferred Stock will be redeemed on the date that is 15 days following receipt of the Redemption Notice (such date, the “Redemption Date”). On the Redemption Date and in accordance with this Section 7, the Corporation will, to the extent it may lawfully do so, in connection with the surrender by such holders of the certificates representing such shares, redeem the shares specified in such request by paying in cash therefor a sum per share equal to the Redemption Price.

(ii)       On or before the Redemption Date, each Holder of shares of Series A Preferred Stock shall surrender the certificate or certificates representing such shares to the Corporation, duly endorsed, in the manner and at the place designated in the notice of redemption, and, upon the Redemption Date, the Redemption Price for such shares shall be payable by wire transfer of immediately available funds to an account designated in writing by the person whose name appears on such certificate, and such certificate shall be cancelled and retired. In the event that less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall be issued forthwith.

(iii)       Notice of redemption having been given as provided in Section 7(a) above, upon surrender to the Corporation of any certificates for such shares for cancellation (or delivery to the Corporation by the registered holder of an affidavit as to the loss, theft, destruction or mutilation of such certificates), unless the Corporation defaults in the payment in full of the applicable Redemption Price, from and after the Redemption Date designated in the notice of redemption (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue and (iii) all rights of the holders of shares of Series A Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor.

(iv)       If the Corporation is legally unable or unable, without causing a default under any of the notes, bonds, debentures, indentures, credit or loan agreements, or any other agreement, document or instrument pertaining to any indebtedness related to borrowed money to which the Corporation is a party or to which its assets are subject, to discharge its obligation to redeem all outstanding shares of the Series A Preferred Stock pursuant to Section 6(a) on the Redemption Date, such redemption obligation shall be discharged as soon as the Corporation is able to discharge such redemption obligation. If the Corporation fails to discharge its obligation to redeem all shares of the Series A Preferred Stock requested to be redeemed pursuant to Section 6(a) on the Redemption Date, the shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, including the accrual and payment of dividends which shall accrue at the Default Rate. If and so long as the redemption obligation with respect to the Series A Preferred Stock shall not be fully discharged, the Corporation shall not declare or make any dividend or other distribution or, directly or indirectly, redeem, purchase, or otherwise acquire for any consideration any other series or class or classes of stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any such securities.

(v)       Notwithstanding the foregoing, nothing herein shall preclude the Corporation and the Holder from mutually agreeing to and effecting one or more redemptions of outstanding shares of Series A Preferred Stock, at the redemption price set forth above or otherwise and without regard to any other restrictions or limitations set forth herein, pursuant to a separate instrument, agreement or understanding between such parties providing for such redemption(s), regardless of whether such instrument, agreement or understanding precedes or follows the date of this Certificate.

Section 8.        Status of Acquired Shares. All shares of Series A Preferred Stock redeemed by the Corporation in accordance with Section 7 hereof, or otherwise acquired by the Corporation, shall be restored to the status of authorized but unissued shares of undesignated Preferred Stock of the Corporation.

Section 9.        Ranking. The Series A Preferred Stock will rank: (i) senior to all of the Corporation’s Common Stock and any other equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series A Preferred Stock, in each case with respect to payment of amounts upon liquidation, dissolution or winding up (“Junior Stock”); (ii) equal to any shares of equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series A Preferred Stock, in each case with respect to payment of amounts upon liquidation, dissolution or winding up. Without the prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, pari passu with, the Series A Preferred Stock (“Parity Stock”); and (iii) junior to the Corporation’s Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and to all of the Corporation’s existing and future indebtedness. Without prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, “Senior Stock”), as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

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Section 10.        Rights Upon Fundamental Transactions. The Corporation shall not enter into or be party to a Fundamental Transaction unless: (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Certificate in accordance with the provisions of this Section 10 pursuant to written agreements in form and substance satisfactory to the Majority Holders and approved by the Majority Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of Series A Preferred Stock in exchange for such shares of Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate, including, without limitation, having a stated value equal to the Stated Value and Dividend Rate of the Series A Preferred Stock held by the Holders and having similar ranking to the Series A Preferred Stock, and reasonably satisfactory to the Majority Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are listed for trading on national securities exchange listed in the definition of Principal Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Series A Preferred Stock at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter)) issuable upon the conversion of the Series A Preferred Stock prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) that each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the shares of Series A Preferred Stock held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Series A Preferred Stock contained in this Certificate), as adjusted in accordance with the provisions of this Certificate. The provisions of this Section 10 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Series A Preferred Stock.

Section 11.        Negative Covenants. Except as otherwise permitted by this Certificate, for so long as the Holder or Holders shall continue to hold at least 25% (or such higher percentage as set forth in this Section 11) of the shares of Series A Preferred Stock issued to it on the Issuance Date, without the affirmative consent or approval of the Majority Holders of the shares of Series A Preferred Stock then outstanding, the Corporation shall not, whether directly or indirectly, by amendment, merger, consolidation or otherwise, and shall not permit any Subsidiary, to:

(a)       issue any additional shares of Series A Preferred Stock issued on the Issuance Date other than dividends payable, if any, to the Holders of the Series A Preferred Stock, Senior Stock or Parity Stock;

(b)       take any action to authorize, create or issue any class or series of preferred stock, whether or not ranking junior, pari passu or senior to the Series A Preferred Stock;

(c)       set aside assets for a sinking or other similar fund for the purchase, redemption, or retirement of, or redeem, purchase, retire, or otherwise acquire any shares of the Common Stock or of any other capital stock of the Corporation, whether now or hereafter outstanding, except for the repurchase from employees of the Corporation, pursuant to the provisions of the Corporation’s stock option plan, upon such employees’ termination of employment with the Corporation, of shares of Common Stock issued pursuant to stock option exercises by or underlying stock option grants to such employees pursuant to the terms of stock option agreements between the Corporation and such employees;

(d)       make or declare, directly or indirectly, any dividend (in cash, stock, return of capital, or any other form of assets) on, or make any other payment or distribution on account of Common Stock or of any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, whether now or hereafter outstanding;

(e)       take any action to amend, modify, alter or repeal any provision of its Articles or Bylaws which would have an adverse effect on the Series A Preferred Stock taken as a whole;

(f)       take any action to alter the number of members of the Board, or designate classes of directors other than as required by the federal securities laws or the Principal Market Rules;

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(g)       effect or permit, or offer or agree to effect or permit, a liquidation or Change of Control Event with respect to the Corporation or any Subsidiary, except as permitted by this Certificate;

(h)       reclassify the shares of Common Stock or any other shares or any class or series of capital stock hereafter created junior to the Series A Preferred Stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, senior to or pari passu with the Series A Preferred Stock, or (B) which in any manner adversely affects the Holders of Series A Preferred Stock;

(i)       discontinue the businesses in which it or any Subsidiary is engaged as of the date of the Issuance Date, or engage, or permit any Subsidiary to engage, in any business other than the businesses in which it is engaged as of the Issuance Date or any businesses or activities substantially similar or related thereto or ancillary to the operation thereof;

(j)     invest in, purchase or acquire, directly or indirectly, in one or a series of related transactions, any assets or capital stock of any Person other than a Subsidiary, wherein the aggregate purchase price or other consideration payable for such assets or capital stock shall exceed $100,000 in any one transaction or $250,000, in the aggregate. Provided, however, nothing contained in this Certificate (whether in this Section 11(j) or otherwise) shall require the consent of any Holder if the Corporation merges or consolidates with or exchanges its shares of capital stock or capital stock of any Subsidiary with any Person which has a class of capital stock which is quoted on any market operated by the OTC Markets Group, Inc. or any successor or listed on any national securities exchange listed in the definition of Principal Market (any, a “Transaction”) if the Transaction is treated as a reverse merger for accounting purposes under GAAP and/or the Rules of the Commission;

(k)       except for Exempt Issuances other than (v), issue any shares of Common Stock of the Corporation or other securities convertible into or exercisable or exchangeable for shares of Common Stock of the Corporation;

(l)       except in connection with indebtedness existing as at the date of this Certificate, purchase money indebtedness or capital leases, as long as the Holders own at least 50% of the Series A Preferred Stock issued on the Issuance Date incur indebtedness for borrowed money, or guaranty the obligations of any other Person, in an aggregate amount at any time outstanding in excess of $50,000 in any individual transaction or $100,000 in the aggregate;

(m)       permit Liens to exist on its assets and properties, other than Permitted Liens (as defined in the Securities Purchase Agreement), in an aggregate amount at any time outstanding in excess of $100,000 in any individual transaction or $250,000 in the aggregate;

(n)       enter into or permit any Subsidiary to enter into any transaction with any of the Corporation's officers, directors or employees or any Person directly or indirectly controlled by or under common control with the Corporation or any of its officers, directors or employees (a “Related Party”) including, without limitation, any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Related Party, except for (i) transactions entered into in the ordinary course with employees and involve an amount less than $50,000, (ii) transactions that are approved by the Board including the unanimous approval of the independent members thereof or (iii) transactions that have been authorized as of the Issuance Date;

(o)       sell, lease, transfer or dispose of any of its properties having a value calculated in accordance with GAAP of more than $50,000 (other than sales of assets to customers in the ordinary course of business), waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it in each case having a value calculated in accordance with GAAP of more than $500,000;

(p)       increase in any manner the compensation or fringe benefits of any of its directors, officers, employees, including any increase of pension or retirement allowance, life insurance premiums or other benefit payments to any such directors, officers or employees, or commit itself to any employment agreement or employment arrangement with or for the benefit of any officer, except (i) compensation or fringe benefits in connection with employment agreements with officers or employees of Subsidiaries which the Corporation expects to engage in a Spin-off or (ii) as contemplated by this Certificate;

(q)       merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to the Corporation, its business, financial condition or results of operations; or

(r)       enter into an agreement to do any of the things described in clauses (a) through (q) of this Section 11.

Notwithstanding anything to the contrary, the foregoing negative covenants shall not apply to any Spin-off or to the Zest Labs Distribution.

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Section 12.    Information Rights. During any period in which (i) the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and (ii) at least 25% of the shares of Series A Preferred Stock issued to the Holder on the Issuance Date remain outstanding, the Corporation shall use its best efforts to (a) transmit by mail to all the Holders who at that time own more than 10% of the issued and outstanding shares of Series A Preferred Stock, as their names and addresses appear in the Corporation’s record books and without cost to such Holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required) and (b) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock; provided, that the requirements of this Section 12 shall terminate on the six (6) month anniversary of the date on which the Corporation’s Common Stock becomes subject to Section 12(b) or 12(g) of the Exchange Act. The Corporation shall mail the reports to the Holders within 30 days after the respective dates by which the Corporation would have been required to file the reports with the Commission if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.

Section 13.        Record Holders. The Corporation and its transfer agent shall deem and treat the record Holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

Section 14.        Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

Section 15.        Amendment of Resolution. The Board reserves the right from time to time to increase (but not in excess of the total number of authorized shares of Preferred Stock or designated shares of Series A Preferred Stock) or decrease (but not below the number of shares of Series A Preferred Stock then outstanding) the number of shares that constitute the Series A Preferred Stock by further resolution adopted by the Board or a duly authorized committee of the Board and by the filing of a certificate pursuant to the provisions of the NRS stating that such increase or decrease, as the case may be, has been so authorized and in other respects to amend this Certificate within the limitations provided by law, this resolution and the Articles. Provided, however, that no increase contemplated by this Section 15 shall be made without the consent of the Majority Holders.

Section 16.        Restriction and Limitations. Except as expressly provided herein or as required by law so long as at least 25% of the shares of Series A Preferred Stock issued on the Issuance Date remain outstanding, the Corporation shall not, without the vote or written consent of the Majority Holders, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock.

Section 17.        Waiver. Any right or privilege of the Series A Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) by and only by the written consent of the Corporation and the Majority Holders and any such waiver shall be binding upon each holder of Series A Preferred Stock or other securities exercisable for or convertible into Series A Preferred Stock. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 18.        Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing Series A Preferred Stock (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Corporation shall execute and deliver new certificate(s) of like tenor and date.

Section 19.        Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate shall be cumulative and in addition to all other remedies available under this Certificate and any of the other transaction documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required, to the extent permitted by applicable law. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Certificate.

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Section 20.        Non-circumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Articles, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate, and will at all times in good faith carry out all the provisions of this Certificate and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate, the Corporation (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any shares of Series A Preferred Stock above the Stated Value then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series A Preferred Stock and (iii) shall, so long as any shares of Series A Preferred Stock are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the Required Reserve Amount, subject to this Certificate.

Section 21.        Transfer of Series A Preferred Stock. A Holder may transfer some or all of its shares of Series A Preferred Stock without the consent of the Corporation. Any such transfer shall comply with all applicable securities laws.

Section 22.        Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders), a register for the shares of Series A Preferred Stock, in which the Corporation shall record the name, address and facsimile number of the Persons in whose name the shares of Series A Preferred Stock have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any shares of Series A Preferred Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

Section 23.        Amendment. This Certificate or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or by written consent without a meeting in accordance with the NRS, of the Majority Holders, voting separately as a single class, and with such other Shareholder Approval, if any, as may then be required pursuant to the NRS and the Corporation’s Articles and Bylaws.

Section 24.        Severability. If any provision of this Certificate is invalid, illegal or unenforceable, the balance of this Certificate shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

Section 25.        Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 26.        Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate and shall not be deemed to limit or affect any of the provisions hereof.

Section 27.         Principal Market Compliance. Notwithstanding anything to the contrary, if while the Common Stock is listed on the Principal Market any of the terms, provisions, rights, covenants and restrictions set forth in this Certificate are determined by the Principal Market to be in violation of any of the Principal Market Rules, then such terms, provisions, rights, covenants or restrictions shall be of no force and effect to the extent of such noncompliance, and shall otherwise be interpreted to the extent possible in a manner consistent with compliance with such Principal Market Rules. In the event the immediately preceding sentence applies, the remainder of the terms, provisions, rights, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

[Signature Page Follows]

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IN WITNESS WHEREOF, BitNile Metaverse, Inc. has caused this Certificate to be signed by the undersigned as of the date first written above.

BITNILE METAVERSE, INC.

By:	/s/ Randy May
Name:	Randy May
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Series A Certificate of Designations]

Annex B

AGREEMENT AND PLAN OF MERGER OF

BITNILE MERGER SUB INC.,

A DELAWARE CORPORATION,

AND

BITNILE METAVERSE, INC.,

A NEVADA CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of [●], 2023 (the “Merger Agreement”), is made by and between BitNile Merger Sub Inc., a Delaware corporation (“BNMV Delaware”) and BitNile Metaverse, Inc., a Nevada corporation (“BNMV Nevada”). BNMV Delaware and BNMV Nevada are sometimes referred to herein as the “Constituent Corporations.” BNMV Delaware is a wholly owned subsidiary of BNMV Nevada.

RECITALS

WHEREAS, BNMV Nevada is a corporation duly incorporated and existing under the laws of the State of Nevada and has a total authorized capital stock of 8,333,333 shares, of which 3,333,333 are common stock, par value $0.001 per share (the “BNMV Nevada Common Stock.”) and 5,000,000 are preferred stock, par value $0.001 per share (the “BNMV Nevada Preferred Stock”). Of the 5,000,000 preferred stock, (i) 882 shares are designated as Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), (ii) 8,637.5 shares are designated as Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), (iii) 1,362.5 shares are designated as Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) and (iv) 4,989,118 shares of BNMV Nevada Preferred Stock are undesignated as to series, rights, preferences, privileges or restrictions, all of which shares of BNMV Nevada Preferred Stock are issued and outstanding except the undesignated BNMV Nevada Preferred Stock, none of which is issued or outstanding. As of the date hereof, and before giving effect to the transactions contemplated hereby, 2,359,306 shares of BNMV Delaware Common Stock are issued and outstanding, all of which (i) consist of BNMV Delaware Common Stock (as hereinafter defined), and (ii) are held by BNMV Nevada. BNMV Delaware was formed solely for the purposes contemplated by the Merger Agreement, and prior to becoming the Surviving Corporation (as defined below) has had no operations, assets or liabilities.

WHEREAS, BNMV Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 8,333,333 shares, consisting of (i) 3,333,333 shares of common stock having a par value $0.001 per share (“BNMV Delaware Common Stock”) and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share (the “BNMV Delaware Preferred Stock”).

WHEREAS, The Board of Directors of BNMV Nevada has determined that, for the purpose of effecting the reincorporation of BNMV Nevada in the State of Delaware, it is advisable and in the best interests of BNMV Nevada and its shareholders that BNMV Nevada merge with and into BNMV Delaware upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of the Constituent Corporations, the shareholders of BNMV Nevada and the stockholder of BNMV Delaware have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, BNMV Delaware and BNMV Nevada hereby agree, intending to be legally bound hereby, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

THE MERGER

1.       Merger. In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the Nevada Revised Statue (the “NRS”), BNMV Nevada shall be merged with and into BNMV Delaware (the “Merger”), the separate existence of BNMV Nevada shall cease and BNMV Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.”

2.       Filing and Effectiveness. The Merger shall become effective in accordance with applicable chapters of the NRS and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

3.       Effect of the Merger. Upon the Effective Date, the separate existence of BNMV Nevada shall cease, and BNMV Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and BNMV Nevada’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of BNMV Nevada in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, (v) change its name to “BitNile Metaverse, Inc.” and (vi) succeed, without other transfer, to all of the debts, liabilities and obligations of BNMV Nevada in the same manner as if BNMV Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NRS.

ARTICLE II

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

1.       Certificate of Incorporation. The Certificate of Incorporation of BNMV Delaware as in effect immediately prior to the Effective Date (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.       Bylaws. The Bylaws of BNMV Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

3.       Directors and Officers. The directors and officers of BNMV Nevada immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF SECURITIES

1.       BNMV Nevada Common Stock. Upon the Effective Date, each share of BNMV Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) legally issued, fully paid and nonassessable share of BNMV Delaware Common Stock.

2.       BNMV Delaware Common Stock. Upon the Effective Date, each share of BNMV Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by BNMV Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of BNMV Delaware Common Stock, without any consideration being delivered in respect thereof.

3.       Series A Preferred Stock. Each outstanding share of Series A Preferred Stock shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series A Preferred Stock of the Surviving Corporation (the “New Series A Preferred Stock”), which New Series A Preferred Stock shall be identical in all respects to the Series A Preferred Stock and there shall be 882 such shares designated as New Series A Preferred Stock.

4.       Series B Preferred Stock. Each outstanding share of Series B Preferred Stock shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series B Preferred Stock of the Surviving Corporation (the “New Series B Preferred Stock”), which New Series B Preferred Stock shall be identical in all respects to the Series B Preferred Stock and there shall be 8,637.5 such shares designated as New Series B Preferred Stock.

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5.       Series C Preferred Stock. Each outstanding share of Series C Preferred Stock shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series C Preferred Stock of the Surviving Corporation (the “New Series C Preferred Stock”), which New Series C Preferred Stock shall be identical in all respects to the Series C Preferred Stock and there shall be 1,362.5 such shares designated as New Series C Preferred Stock.

6.       Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of BNMV Nevada Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of BNMV Delaware Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of BNMV Nevada Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of BNMV Delaware Common Stock into which such shares of BNMV Nevada Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of BNMV Delaware Common Stock represented by such certificate as provided above.

Each certificate representing shares of BNMV Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of BNMV Nevada Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

7.       BNMV Nevada Equity Plans; Option; Warrants; Etc.

(a)       Options, Warrants or other Derivative Securities. At the Effective Time, each outstanding option or warrant to purchase a share of BNMV Nevada Common Stock (collectively, “Purchase Rights”), whether issued under an equity incentive plan adopted by BNMV Nevada (the “Equity Plans”) or otherwise, whether vested or unvested, will continue in effect and shall be, until thereafter altered, amended or terminated as provided therein and in accordance with applicable law or the terms of the applicable Equity Plan, if any, converted as a result of the Merger into an option or warrant to purchase common stock of the Surviving Corporation. Each option and warrant issued or to be issued by the Surviving Corporation shall continue to have, and be subject to, the same terms and conditions set forth in the applicable Equity Plan, grant or issuance agreement, or terms immediately prior to the Effective Time. Additionally, each Equity Plans including without limitation, the 2017 Omnibus Stock Plan and the 2013 Incentive Stock Option Plan, shall as a result of the Merger become Equity Plans of the Surviving Corporation and the Surviving Corporation hereby agrees that the terms, provisions and conditions of such Equity Plans shall continue in full force and effect following the Effective Time, as if such Equity Plans had been adopted by the directors and stockholders of the Surviving Corporation, subject to the right of the Surviving Corporation to amend, terminate or alter such Equity Plans after the Effective Time in accordance with the terms of applicable law and such Equity Plans.

(b)       Reservation of Shares. A number of shares of BNMV Delaware Common Stock shall be reserved for issuance under the Equity Plans equal to the number of shares of BNMV Nevada Common Stock so reserved immediately prior to the Effective Date.

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ARTICLE IV

GENERAL

1.       Conditions to BNMV Nevada’s Obligations. The obligations of BNMV Nevada under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a)       The principal terms of this Merger Agreement shall have been duly approved by the shareholders of BNMV Nevada;

(b)       Any consents, approvals or authorizations that BNMV Nevada deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c)       The BNMV Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing on the Nasdaq Stock Market, LLC.

2.       Covenants of BNMV Delaware. BNMV Delaware covenants and agrees that it will, on or before the Effective Date:

(a)       Qualify to do business as a foreign corporation in the State of Nevada and, in connection therewith, appoint an agent for service of process as required under the applicable provisions of the NRS;

(b)       File this Merger Agreement with the Secretary of State of the State of Nevada; and

(c)       Take such other actions as may be required by the NRS.

3.       FIRPTA Notification. If any shareholder believes that it, or its direct or indirect beneficial owners, could potentially be subject to tax in connection with the Merger under Section 897 of the Code by reason of (i) being a nonresident alien individual or foreign corporation within the meaning of Section 897(a)(1) of the Code, and (ii) not qualifying for the exemption in Section 897(c)(3) of the Code, such shareholder may provide the Surviving Corporation with a statement on the date hereof in accordance with Notice 89-57, 1989-1 C.B. 698, and Section 1.1445-2(d)(2)(iii) of the Treasury Regulations, which statement the Surviving Corporation shall file with the Internal Revenue Service within 20 days in accordance with Section 1.1445-2(d)(2)(i)(B) of the Treasury Regulations.

4.       Reorganization for Tax Purposes. The Merger is intended to be treated for U.S. federal income tax purposes as a “reorganization” described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and by executing this agreement the parties intend to adopt a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.

5.       Further Assurances. From time to time, as and when required by BNMV Delaware or by its successors or assigns, there shall be executed and delivered on behalf of BNMV Nevada such deeds and other instruments, and there shall be taken or caused to be taken by BNMV Delaware and BNMV Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by BNMV Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of BNMV Nevada and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of BNMV Delaware are fully authorized in the name and on behalf of BNMV Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.       Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of BNMV Nevada or by the sole stockholder of BNMV Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

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7.       Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders or shareholders of either Constituent Corporation shall not, unless approved by such stockholders or shareholders as required by law:

(a)       Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b)       Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c)       Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

8.       Registered Office. The registered office of the Surviving Corporation in the State of Delaware is CCS Global Solutions, Inc., 1012 College Road, Suite 201, City of Dover, County of Kent, State of Delaware, 19904, and Continental Corporate Services is the registered agent of the Surviving Corporation at such address.

9.       Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the NRS.

10.       Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of BNMV Delaware, a Delaware corporation, and BNMV Nevada, a Nevada corporation, is hereby executed on behalf of each of such two corporations and attested to by their respective officers thereunto duly authorized.

BITNILE MERGER SUB INC. a Delaware corporation

By:
Randy May Chief Executive Officer

BITNILE METAVERSE, INC. a Nevada corporation

By:
Randy May Chief Executive Officer

Annex C

CERTIFICATE OF INCORPORATION

OF

BITNILE METAVERSE, INC.

ARTICLE I

The name of this corporation is BitNile Metaverse, Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is CCS Global Solutions, Inc., 1012 College Road, Suite 201 in the City of Dover, County of Kent. The name of its registered agent at such address is CCS Global Solutions, Inc.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1.         Authorized Shares.

This Corporation is authorized to issue five hundred million (500,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and twenty million (20,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (other than in connection with a forward stock split) by the affirmative vote of the holders of a majority of the votes cast by the stockholders acting as a single class entitled to vote thereon, subject to any limitations prescribed by law.

Section 2.         Common Stock.

(a)       Voting Rights.

(i)       Except as otherwise provided herein or by applicable law, the holders of shares of Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)       Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)       Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be.

(c)       Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution.

Section 3.         Change in Control Transaction.

The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a)       the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b)       the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c)       the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4.         Preferred Stock.

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1.         Board of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2.         Bylaws.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

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Section 3.         Controlled Company.

(a)       If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange or the NYSE American (in either case, “NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the “Exchange Governance Rules”), the Corporation shall call a special meeting of the stockholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of stockholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

(b)       In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c)       An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4.         Audit Committee.

The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 5.         Corporate Governance and Nominating Committee.

The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the case of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of stockholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws of the Corporation for stockholders to submit nominations for directors at such special meeting.

Section 6.         Compensation Committee.

The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

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Section 7.         Election of Directors.

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 8.         Cumulative Voting.

No stockholder will be permitted to cumulate votes at any election of directors.

Section 9.         Number of Directors.

The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

ARTICLE VII

Section 1.         Limitation of Personal Liability.

To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 2.         Indemnification.

The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3.         Inconsistent Provisions.

Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Section 1.         Special Meetings.

Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Executive Chairman, the Chief Executive Officer or the President of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

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Section 2.         Action Without a Meeting.

Any action required or permitted to be taken by the stockholders of the Corporation may, but need not, be effected at a duly called annual or special meeting of stockholders of the Corporation; any such action may also be effected by any consent in writing by such stockholders pursuant to Section 228 of the General Corporation Law of Delaware.

ARTICLE X

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2 or this clause (i) of Article X; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article X; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 or this clause (iii) of Article X; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article X; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal this clause (v) of Article X.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this ___ day of ___________, 20__).

/s/ Henry Nisser
Henry Nisser
Sole Incorporator

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Annex D

BYLAWS

OF

BITNILE METAVERSE, INC.

a Delaware Corporation

Effective as of __________

5.5	Vacancies in Offices	11
5.6	Chairman of the Board	11
5.7	Chief Executive Officer.	11
5.8	Presidents	11
5.9	Vice Presidents	11
5.10	Secretary	12
5.11	Chief Financial Officer	12
5.12	Treasurer	12
5.13	Assistant Secretary	13
5.14	Assistant Treasurer	13
5.15	Representation of Shares of Other Corporations	13
5.16	Authority and Duties of Officers	13

Article VI — Records and Reports		13
6.1	Maintenance and Inspection of Records	13
6.2	Inspection by Directors	13

Article VII — General Matters		13
7.1	Checks; Drafts; Evidences of Indebtedness	13
7.2	Execution of Corporate Contracts and Instruments	13
7.3	Stock Certificates; Partly Paid Shares	14
7.4	Special Designation On Certificates	14
7.5	Lost Certificates	14
7.6	Construction; Definitions	14
7.7	Dividends	14
7.8	Fiscal Year	14
7.9	Seal	14
7.10	Transfer of Stock	14
7.11	Stock Transfer Agreements	15
7.12	Registered Stockholders	15
7.13	Waiver of Notice	15
7.14	Charitable Foundation	15
7.15	Forum Selection	15

Article VIII — Notice by Electronic Transmission		16
8.1	Notice by Electronic Transmission	16
8.2	Definition of Electronic Transmission	16
8.3	Inapplicability	16

Article IX — Indemnification of Directors and Officers		16
9.1	Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation	16
9.2	Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation	17
9.3	Authorization of Indemnification	17
9.4	Good Faith Defined	17
9.5	Indemnification by A Court	17
9.6	Expenses Payable In Advance	18
9.7	Non-Exclusivity of Indemnification and Advancement of Expenses.	18
9.8	Insurance	18
9.9	Certain Definitions	18
9.10	Survival of Indemnification and Advancement of Expenses.	18
9.11	Limitation On Indemnification	18
9.12	Indemnification of Employees and Agents	19
9.13	Effect of Amendment or Repeal	19

Article X — Amendments		19

BYLAWS

OF

BITNILE METAVERSE, INC.

ARTICLE I

CORPORATE OFFICES

1.1       Registered Office. The registered office of BitNile Metaverse, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate”).

1.2       Other Offices. The Corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1       Place of Meetings. Meetings of stockholders shall be held at any place within or outside the State of Delaware as designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2       Annual Meeting. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3       Special Meeting. Unless otherwise required by law or the Certificate, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Chairman of the Board or (iii) the Chief Executive Officer of the Corporation.

If any person(s) other than the Board calls a special meeting, the request shall:

(a)       be in writing;

(b)       specify the time of such meeting and the general nature of the business proposed to be transacted; and

(c)       be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the Corporation; and

(d)       additionally, if the special meeting is called by stockholders, representing not less than 20% of the voting power of all outstanding common shares of the corporation, the request shall include documentation sufficient to confirm the stockholder(s) total ownership of shares entitled to vote at the proposed special meeting.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the Corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting.

2.4       Notice of Stockholders’ Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

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Whenever notice is required to be given, under the DGCL, the Certificate or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given, under any provision of the DGCL, the Certificate or these bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.

The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

2.5       Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of stockholders shall be given:

(a)       if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation’s records;

(b)       if electronically transmitted, as provided in Section 8.1 of these bylaws; or

(c)       otherwise, when delivered.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Notice may be waived in accordance with Section 7.13 of these bylaws.

2.6       Quorum. Unless otherwise provided in the Certificate or required by law, stockholders representing a majority of the voting power of the issued and outstanding capital stock of the Corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such quorum is not present or represented at any meeting of the stockholders, then the chairman of the meeting, or the stockholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7       Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and 2.5 of these bylaws.

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2.8       Administration of the Meeting. Meetings of stockholders shall be presided over by the chairman of the Board or, in the absence thereof, by such person as the chairman of the Board shall appoint, or, in the absence thereof or in the event that the chairman shall fail to make such appointment, any officer of the Corporation elected by the Board. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.9       Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided in the provisions of Section 213 of the DGCL (relating to the fixing of a date for determination of stockholders of record) or these bylaws, each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate.

In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The stockholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

2.10       Stockholder Action by Written Consent without a Meeting. Any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.10.

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Any action required or permitted to be taken by the stockholders of the Corporation (if the Corporation has more than one stockholder at such time) must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.11       Record Date for Stockholder Notice; Voting; Giving Consents. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not fix a record date in accordance with these bylaws and applicable law:

(a)       The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b)       The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation.

(c)       The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12       Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13       List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.

In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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2.14       Advance Notice of Stockholder Business. Only such business shall be conducted as shall have been properly brought before a meeting of the stockholders of the Corporation. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for stockholder action under the DGCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14. For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so received, not later than the 90th day prior to the date of such annual meeting, the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

(a)       the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder;

(b)       a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(c)       a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(d)       any material interest of the stockholder in such business; and

(e)       any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.14. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.15       Advance Notice Of Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate with respect to the right of holders of Preferred Stock of the Corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of stockholders, or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

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In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth:

(a)       as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(b)       as to such stockholder giving notice, the information required to be provided pursuant to Section 2.14.

Subject to the rights of any holders of Preferred Stock of the Corporation, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.15. If the chairman of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

3.1       Powers. Subject to the provisions of the DGCL and any limitations in the Certificate, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2       Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least five members. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3       Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate or these bylaws. The Certificate or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

All elections of directors shall be by written ballot, unless otherwise provided in the Certificate. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized.

3.4       Resignation and Vacancies. Any director may resign at any time upon written notice or by electronic transmission to the chairman of the Board, with a copy to the secretary of the Corporation.

Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

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3.5       Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6       Regular Meetings. Regular meetings of the Board may be held with at least two (2) business days prior notice at such time and at such place as shall from time to time be determined by the Board.

3.7       Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer of the Corporation, or (iv) the President of the Corporation. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)       delivered personally by hand, by courier or by telephone;

(b)       sent by United States first-class mail, postage prepaid;

(c)       sent by facsimile; or

(d)       sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the Corporation’s principal executive office nor the purpose of the meeting.

3.8       Quorum. Except as otherwise required by law or the Certificate, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

3.9       Waiver of Notice. Whenever notice is required to be given under any provisions of the DGCL, the Certificate or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

3.10       Board Action by Written Consent without a Meeting. Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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3.11       Adjourned Meeting; Notice. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12       Fees and Compensation of Directors. Unless otherwise restricted by the Certificate or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.13       Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

3.14       Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth in Section 3.1 and provided that shares of capital stock of the Corporation are listed for trading on either the NASDAQ Stock Market (“NASDAQ”) or the New York Stock Exchange or the NYSE American (in either case, “NYSE”), the Corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

3.15       Director Attendance. All directors shall be required to annually attend at least seventy-five percent (75%) of all Board meetings, either in person or by telephone. Additionally, all directors shall be required to annually attend at least seventy-five (75%) of all meetings of each of the committees on which they serve, either in person or by telephone.

ARTICLE IV

COMMITTEES

4.1       Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the rules and requirements of NASDAQ or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the Corporation’s expense.

4.2       Committee Minutes. Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3       Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)       Section 3.5 (place of meetings and meetings by telephone);

(b)       Section 3.6 (regular meetings);

(c)       Section 3.7 (special meetings and notice);

(d)       Section 3.8 (quorum);

(e)       Section 3.9 (waiver of notice);

(f)       Section 3.10 (action without a meeting); and

(g)       Section 3.11 (adjournment and notice of adjournment),

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with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)       the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(b)       special meetings of committees may also be called by resolution of the Board; and

(c)       notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4       Audit Committee. The Board shall establish an Audit Committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The Audit Committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time.

4.5       Corporate Governance and Nominating Committee. The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the stockholders for election to the Board, to develop and recommend to the Board the governance principles applicable to the Corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the stockholders for election to the Board, and provided such incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of stockholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such special meeting.

4.6       Compensation Committee. The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board a compensation program for outside Board members, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time.

4.7       Independence Standards for Independent Directors. For purposes of determining the independence of the Corporation’s independent directors, all such individuals shall meet the definition of “Independent Director” contained in Section 803(A)(2) of the NYSE American Company Guide. In addition, to qualify as “independent” the following criteria shall be applied by the Board, where he or she:

(a)       is not, and in the past four (4) years has not been, employed by the Corporation or any of its subsidiaries or affiliates, or employed by any company that is a “Related Party,” as such term is defined herein;

(b)       does not receive, and in the past four (4) years has not received, any remuneration as an advisor or consultant, excluding legal counsel, to the Corporation or any of its subsidiaries, executive officers or directors as qualified by Section 2(h) below;

(c)       does not have, and in the past four (4) years has not had, any material business relationship or engaged in any material transaction with the Corporation or any of its subsidiaries other than his or her service as a director as qualified by Section 2(h) below;

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(d)       is not, and in the past four (4) years has not been, affiliated with or employed by any present or former independent auditor or financial advisor, of the Corporation or any of its subsidiaries or affiliates;

(e)       is not, and in the past four (4) years has not been, a director, executive officer and/or consultant of any company for which any executive officer of the Corporation serves as a director, executive officer, employee and/or consultant;

(f)       is not, and in the past four (4) years has not been, a member of a law firm that has been engaged by the Corporation commencing on March 30, 2019;

(g)       is not a member of the immediate family of a person who is not independent pursuant to subsections (a)-(f), above, and;

(h)       a director is deemed to have received remuneration (other than remuneration as a director, including remuneration provided to a non-executive Chairman of the Board, Committee Chairman, or Lead Director), directly or indirectly, if remuneration, other than de minimis remuneration, was paid by the Corporation, its subsidiaries, or affiliates, to any entity in which the director has a beneficial ownership interest of ten percent (10%) or more or voting control of five percent (5%) or more of such entity, or to an entity by which the director is employed or self-employed other than as a director. Remuneration is deemed de minimis remuneration if such remuneration is $120,000 or less in any calendar year.

(i)       In addition to the requirements of Section 2(a) through 2(h) above, each of the three (3) members of the Corporate Governance and Nominating Committee will have the same independence requirement as audit committee members pursuant to Section 803(B)(2) of the NYSE American rules, applicable listing requirements and Rule 10A-3 under the Securities Exchange Act of 1934, provided, however, that the members of the Corporate Governance and Nominating Committee need not meet the requirements of Section 803B(2)(iii).

For purposes hereof, a “Related Party” shall be defined as:

(a)       a related party according to the definitions as set forth in SEC Item 404 of Regulation S-K, 17 C.F.R. §229.404 and the Instructions thereto;

(b)       any entity where:

(i)       an officer, director, or consultant of the Company serves as an officer, director, or consultant of the entity;

(ii)       An officer, director, or consultant of the Company has a 10% or greater beneficial ownership interest in the entity, either individually or through his/her interest in another entity; or

(iii)       an officer, director, or consultant of the Company exercises voting control of the entity through ownership of securities in that entity either individually or through his/her interest in another entity; and

(c)       Ault Alliance, Inc., Avalanche International Corp. (d/b/a MTIX International, Inc.), Alzamend Neuro, Inc., Ault & Company, Inc., Philou Ventures, LLC and any of their respective subsidiaries, affiliates and successors in interest.

ARTICLE V

OFFICERS

5.1       Officers. The officers of the Corporation shall be a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chairman of the Board, an executive chairman of the Board, one or more presidents, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.

Any number of offices may be held by the same person, provided, however, that, except as provided in Section 5.6 below, the chairman of the Board shall not hold any other office of the Corporation.

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5.2       Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

5.3       Subordinate Officers. The Board may appoint, or empower the chief executive officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4       Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal has been conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5       Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6       Chairman of the Board. The chairman of the Board shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these bylaws.

The chairman shall be an Outside Director (as defined in the Certificate) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board then in office, provided, however, that if there is no chief executive officer or president of the Corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer and, while serving in such interim capacity, shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7       Chief Executive Officer. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the chief executive officer shall have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The chief executive officer shall, together with any president or presidents of the Corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board.

5.8       Presidents. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, any president or presidents of the Corporation shall, together with the chief executive officer, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these bylaws, the chief executive officer, or the chairman of the Board.

5.9       Vice Presidents. In the absence or disability of any president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of a president. When acting as a president, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the chairman of the Board, the chief executive officer or, in the absence of a chief executive officer, any president.

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5.10       Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show:

(a)       the time and place of each meeting;

(b)       whether regular or special (and, if special, how authorized and the notice given);

(c)       the names of those present at directors’ meetings or committee meetings;

(d)       the number of shares present or represented at stockholders’ meetings; and

(e)       the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)       the names of all stockholders and their addresses;

(b)       the number and classes of shares held by each;

(c)       the number and date of certificates evidencing such shares; and

(d)       the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.11       Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The chief financial officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

The chief financial officer may be the treasurer of the Corporation.

5.12       Treasurer. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and the directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

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5.13       Assistant Secretary. The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary’s inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.14       Assistant Treasurer. The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or treasurer or in the event of the chief financial officer’s or treasurer’s inability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.15       Representation of Shares of Other Corporations. The chairman of the Board, the chief executive officer, any president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board, the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other Corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16       Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE VI

RECORDS AND REPORTS

6.1       Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

6.2       Inspection by Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII

GENERAL MATTERS

7.1       Checks; Drafts; Evidences of Indebtedness. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2       Execution of Corporate Contracts and Instruments. Except as otherwise provided in these bylaws, the Board, or any officers of the Corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

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7.3       Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board, or any president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4       Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5       Lost Certificates. Except as provided in this Section 7.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6       Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a Corporation and a natural person.

7.7       Dividends. The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the Certificate, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.8       Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9       Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10       Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

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7.11       Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

7.12       Registered Stockholders. The Corporation:

(a)       shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)       shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

(c)       shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.13       Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

7.14       Charitable Foundation. The establishment by the Corporation of a charitable foundation will require Board approval, as will contributions by the Corporation to the foundation and disbursements by the foundation. The Board may delegate authority over the foundation to one or more persons who are not directors of the Corporation with the approval of two-thirds of the members of the Board.

7.15       Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate or the bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. However, this sole and exclusive forum provision will not apply in those instances where there is exclusive federal jurisdiction, including but not limited to actions arising under the Securities Act or the Exchange Act, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This provision of Article VII shall not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

In any legal action raising the subject matter of this clause, any person or legal entity who purchases or otherwise acquires or holds any interest in the capital stock of the Corporation will be deemed to have notice of and to have expressly consented to the personal jurisdiction of the Court of Chancery in the State of Delaware and the United States District Court for the District of Delaware, and to have expressly consented to all other provisions of this clause.

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ARTICLE VIII

NOTICE BY ELECTRONIC TRANSMISSION

8.1       Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a)       the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b)       such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)       if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)       if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)       if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(d)       if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2       Definition Of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3       Inapplicability. Notice by a form of electronic transmission shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of in Corporation) or Section 324 (attachment of shares of stock) of the DGCL.

ARTICLE IX

INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1       Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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9.2       Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3       Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4       Good Faith Defined. For purposes of any determination under Section 9.3 of this Article IX, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be.

9.5       Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 9.1 and 9.2 of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

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9.6       Expenses Payable in Advance. To the fullest extent not prohibited by the DGCL, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX.

9.7       Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 9.1 and 9.2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or 9.2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

9.8       Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.9       Certain Definitions. For purposes of this Article IX, references to the “ Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent Corporation, or is or was a director or officer of such constituent Corporation serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article IX.

9.10       Survival of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11       Limitation on Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the Corporation.

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9.12       Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation.

9.13       Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

AMENDMENTS

The bylaws of the Corporation may be adopted, amended or repealed by a majority of the voting power of the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

* * * * *

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BITNILE METAVERSE, INC.

a Delaware Corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and Chief Executive Officer of BitNile Metaverse, Inc., a Delaware Corporation, and that the foregoing bylaws, comprising nineteen (19) pages, were adopted as the Corporation’s bylaws by its board of directors on _____________.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of __________.

/s/

Chief Executive Officer

1UPXBitNile Metaverse, Inc.Using a black inkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03VSDA++Proposals ? The Board of Directors recommend a vote FORProposals 1, 2, 3, 4, 5, 6 and 7.A1. To approve an amendment to our Articles of Incorporation (the"Articles") to effect a reverse stock split of the Common Stockby a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15 2024, with theexact ratio to be set at a whole number within this range asdetermined by the Board of Directors in its sole discretion (the"Reverse Stock Split Proposal");2. To approve the amendment to the Articles to increase theauthorized shares of Common Stock from 3,333,333 to500,000,000 (the "Authorized Share Increase Proposal");ForAgainstAbstain3. To approve, for purposes of complying with Listing Rules 5635 and5640 of The Nasdaq Stock Market, LLC, the issuance by theCompany of additional shares of the Company's common stock, parvalue $0.001 per share ("Common Stock") underlying theCompany's Series A Convertible Redeemable Preferred Stock,pursuant to the amendment dated May 8, 2023 (the"Amendment") to the Series A Certificate of Designation datedNovember 28, 2022, without giving effect to any beneficialownership limitations contained therein (the "Series A Proposal");4. To approve, for purposes of complying with Listing Rule 5635 ofThe Nasdaq Stock Market, LLC, the issuance by the Company ofadditional shares of Common Stock underlying the Company'sSenior Secured Convertible Notes and Warrants issued pursuantto the Securities Purchase Agreement dated April 27, 2023 (the"PIPE Proposal");5. To approve, for purposes of complying with Listing Rule 5635 ofThe Nasdaq Stock Market, LLC, the issuance by the Company ofadditional shares of the Common Stock under an Equity Line ofCredit pursuant to the Purchase Agreement dated August 24,2023 (the "ELOC Proposal");7. To approve the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote ofproxies if, based upon the tabulated vote at the time of theMeeting, there are not sufficient votes to approve any of theother proposals before the Meeting (the "AdjournmentProposal").6. To approve the reincorporation of the Company from Nevada toDelaware at any time prior to October 15, 2024 (the"Reincorporation Proposal"); andqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2023 Special Meeting Proxy CardForAgainstAbstain000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM589274MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 JNTC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting, delete QR code and control #??You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/BNMVor scan the QR code ? login details arelocated in the shaded bar below.Save paper, time and money! Sign up for electronic delivery atwww.envisionreports.com/BNMVPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 9:00 am, Pacific Time, onOctober 16, 2023.Your vote matters ? here's how to vote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BNMVNotice of 2023 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting ? October 16, 2023The undersigned, revoking all prior proxies, does hereby appoint Randy May and Jay Puchir, or each of them, with full powers of substitution, the true and lawful attorneys-in-fact,agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of BitNile Metaverse, Inc., to be held on October 16, 2023, commencingat 9:00 A.M., Pacific Time, to be held virtually via the Internet at www.meetnow.global/MW2VPT7, and at any and all adjournments of said meeting, and to vote all the shares of CommonStock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly comebefore the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, 3, 4, 5, 6 and 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)BitNile Metaverse, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ?Please print new address below.Comments? Please print your comments below.Non-Voting ItemsC++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BThe 2023 Special Meeting of Shareholders of BitNile Metaverse, Inc. be held on Friday, October 16, 2023, at 9:00 am Pacific Time, virtually via the internet at www.meetnow.global/MW2VPT7.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

1UPXBitNile Metaverse, Inc.Using a black inkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03VSEA++Proposals ? The Board of Directors recommend a vote FORProposals 1, 2, 3, 4, 5, 6 and 7.A1. To approve an amendment to our Articles of Incorporation (the"Articles") to effect a reverse stock split of the Common Stockby a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15 2024, with theexact ratio to be set at a whole number within this range asdetermined by the Board of Directors in its sole discretion (the"Reverse Stock Split Proposal");2. To approve the amendment to the Articles to increase theauthorized shares of Common Stock from 3,333,333 to500,000,000 (the "Authorized Share Increase Proposal");ForAgainstAbstain3. To approve, for purposes of complying with Listing Rules 5635 and5640 of The Nasdaq Stock Market, LLC, the issuance by theCompany of additional shares of the Company's common stock, parvalue $0.001 per share ("Common Stock") underlying theCompany's Series A Convertible Redeemable Preferred Stock,pursuant to the amendment dated May 8, 2023 (the"Amendment") to the Series A Certificate of Designation datedNovember 28, 2022, without giving effect to any beneficialownership limitations contained therein (the "Series A Proposal");4. To approve, for purposes of complying with Listing Rule 5635 ofThe Nasdaq Stock Market, LLC, the issuance by the Company ofadditional shares of Common Stock underlying the Company'sSenior Secured Convertible Notes and Warrants issued pursuantto the Securities Purchase Agreement dated April 27, 2023 (the"PIPE Proposal");5. To approve, for purposes of complying with Listing Rule 5635 ofThe Nasdaq Stock Market, LLC, the issuance by the Company ofadditional shares of the Common Stock under an Equity Line ofCredit pursuant to the Purchase Agreement dated August 24,2023 (the "ELOC Proposal");7. To approve the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote ofproxies if, based upon the tabulated vote at the time of theMeeting, there are not sufficient votes to approve any of theother proposals before the Meeting (the "AdjournmentProposal").6. To approve the reincorporation of the Company from Nevada toDelaware at any time prior to October 15, 2024 (the"Reincorporation Proposal"); andqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2023 Special Meeting Proxy CardForAgainstAbstainMMMMMMMMM589274MMMMMMMMMMMM

Notice of 2023 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting ? October 16, 2023The undersigned, revoking all prior proxies, does hereby appoint Randy May and Jay Puchir, or each of them, with full powers of substitution, the true and lawful attorneys-in-fact,agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of BitNile Metaverse, Inc., to be held on October 16, 2023, commencingat 9:00 A.M., Pacific Time, to be held virtually via the Internet at www.meetnow.global/MW2VPT7, and at any and all adjournments of said meeting, and to vote all the shares of CommonStock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly comebefore the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, 3, 4, 5, 6 and 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)BitNile Metaverse, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.B